QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Inland Real Estate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	June 23, 2005
Time:	10:00 a.m. central time
Place:	2901 Butterfield Road Oak Brook, Illinois 60523

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, Illinois 60523
(888) 331-4732

 Notice of Annual Meeting of Stockholders
to be held June 23, 2005

Dear Stockholder:

        Our annual stockholders' meeting will be held on June 23, 2005, at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523. At our annual meeting, we will ask you to:

  •
  elect nine directors;

  •
  ratify the selection of KPMG LLP as our independent registered public accounting firm for 2005;

  •
  approve the 2005 Equity Award Plan;

  •
  approve two amendments to our Third Articles of Amendment and Restatement; and

  •
  transact any other business that may properly be presented at the annual meeting.

        If you were a stockholder of record at the close of business on April 20, 2005, you may vote in person at the annual meeting and any postponements or adjournments of the meeting. A list of these stockholders will be available at our offices before the annual meeting.

        Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

David J. Kayner Secretary and General Counsel

April 29, 2005

i

PROPOSAL NO. 3—APPROVAL OF 2005 EQUITY AWARD PLAN	26
PROPOSAL NO. 4—AMENDMENT TO THE ARTICLES	32
PROPOSAL NO. 5—AMENDMENT TO THE ARTICLES	34
PERFORMANCE GRAPH	35
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	36
STOCKHOLDER PROPOSALS	36
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1

ii

        This proxy statement contains information related to the annual meeting of stockholders to be held June 23, 2005, beginning at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about April 29, 2005.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

        The board of directors is soliciting your vote for the 2005 annual meeting of stockholders. You will be asked to vote on:

  •
  electing nine directors;

  •
  ratifying the selection of KPMG LLP as the Company's independent registered public accounting firm for 2005;

  •
  approving the 2005 Equity Award Plan;

  •
  approving two amendments to our Third Articles of Amendment and Restatement; and

  •
  transacting any other business that may properly be presented at the annual meeting.

        If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission. If you plan on attending the annual meeting of stockholders in person, please contact Trista Hertz, Assistant Vice President, Director of Investor Relations, at (888) 331-4732 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

        You will have one vote for each share of common stock that you owned at the close of business on April 20, 2005, which is the record date for the annual meeting. On the record date, there were [                ] shares outstanding. There is no cumulative voting. A majority of the outstanding shares, or [                ] shares, must be present to hold the annual meeting. According to a schedule on Form 13G filed on January 26, 2005, Deutsche Bank AG owned as of December 31, 2004, either directly or through affiliates, approximately 5.7 million shares representing approximately eight and one-half percent (8.5%) of our outstanding common stock. In addition, The Inland Group, Inc. and its affiliates own approximately 6.4 million shares representing approximately nine and six-tenths percent (9.6%) of our outstanding common stock. Daniel L. Goodwin, one of our directors is the controlling stockholder of The Inland Group, Inc.

        You may own shares in one of the following ways: directly in your name as the stockholder of record, including shares purchased through our Distribution Reinvestment Plan and restricted share awards issued to employees under employment agreements; or indirectly through a broker, bank or other holder of record.

        If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us, give your voting instructions by telephone or by the Internet or vote in person at the annual meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in "street name," and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out the voting instruction form that accompanies your proxy materials.

        Your vote is important. You may vote in person or by granting us a proxy to vote on the proposals. To vote by proxy you must either:

  •
  sign, date and return the proxy card in the enclosed envelope. If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, attention: Robert D. Parks; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy;

  •
  over the Internet by following the instructions provided on the proxy card; or

  •
  via telephone by following the instructions provided on the proxy card.

        If you return your proxy card but do not indicate how your shares should be voted, they will be voted "FOR" in accordance with the board's recommendation for each proposal.

Information Regarding Tabulation of the Vote

        Out transfer agent, Registrar & Transfer Company, will tabulate all votes cast at the meeting and will act as inspector(s) of election at the annual meeting.

Quorum Requirement

        Stockholders owning a majority of our shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, "abstentions" and "broker non-votes" will be counted as present for determining whether a majority is present. A broker non-vote occurs when shares registered in the name of a broker are not voted because the broker does not have the authority to do so.

Information About Votes Necessary for Action to be Taken

        Directors are elected by a plurality of the votes cast at the meeting. A properly executed proxy marked "withhold authority" or a broker non-vote with respect to the election of one or more directors will have no effect on the election of the director or directors but will be counted for purposes of establishing a quorum. The proposals to amend our Third Articles of Amendment and Restatement each require the affirmative vote of a majority of our issued and outstanding shares of our common stock. Abstention and broker non-voters will have the effect of a no vote on the proposals to amend the articles.

        For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "abstain" with respect to any such matter will not be voted, although it will be counted for purposes of establishing a quorum. Accordingly, an abstention will have the effect of a no vote.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by broker non-votes will, however, be counted in establishing a quorum.

        If you are the beneficial owner of shares held by your broker in its name, the broker is permitted to vote your shares on the election of directors, the approval of KPMG LLP as our independent registered public accounting firm and the amendments to our Third Articles of Amendment and Restatement even if the broker does not receive voting instructions from you. However, under New York Stock Exchange rules, your broker may not vote your shares on the proposal relating to the 2005 Equity Award Plan absent instructions for you. Without your voting instructions on these items a broker non-vote will occur.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

        The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5.0% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) the executive officers named in the Summary Compensation Table below; and (4) the directors and executive officers as a group. Except as otherwise indicated, all information is as of April 15, 2005.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Daniel L. Goodwin(1)(3)(4)	6,434,577	9.6
Deutsche Bank AG(2)	5,721,300	8.5
Inland Real Estate Investment Corporation(7)	6,065,454	9.3
Inland Mortgage Investment Corporation(7)	127,273	*
Partnership Ownership Corporation(7)	116,327	*
Robert D. Parks(4)(5)(6)	69,952	*
Inland Advisory Services, Inc.(3)(7)	60,000	*
Mark E. Zalatoris(5)(6)(12)	22,859	*
Roland W. Burris(4)(8)	13,106	*
Heidi N. Lawton(4)(9)	12,027	*
Joel G. Herter(4)(10)	10,774	*
The Inland Group, Inc.(7)	9,091	*
Joel D. Simmons(4)(11)	8,700	*
D. Scott Carr(5)(6)	8,598	*
William W. Anderson(5)(6)	7,381	*
Thomas H. McAuley(4)(13)	8,000	*
David J. Kayner(5)(6)	2,700	*
Thomas P. D'Arcy(4)(14)	—	—
Thomas R. McWilliams(4)(15)	—	—
All Executive Officers and Directors as a group (sixteen persons total)	6,598,654	9.9

(1)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2005, Mr. Goodwin's business address is 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2)
Based on the Schedule 13G filed with the Securities and Exchange Commission on January 26, 2005, the business address for the reporting person is Taunusanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany. Reflects shares beneficially owned by the private clients and asset management business group of Deutsche Bank AG and its subsidiaries and affiliates, including RREEF America, L.L.C., in its capacity as investment advisor.

(3)
Includes 63,082 shares of common stock owned by Mr. Goodwin or his spouse and 9,091 shares, 127,273 shares, 6,065,454 shares, 109,677 shares and 60,000 shares of common stock owned by The Inland Group, Inc., Inland Mortgage Investment Corporation, Inland Real Estate Investment Corporation, Partnership Ownership Corporation and Inland Advisory Services, Inc., respectively. The latter four entities are direct or indirect wholly-owned subsidiaries of The Inland Group, Inc. Mr. Goodwin is the controlling stockholder of The Inland Group, Inc. With respect to Inland Advisory Services, Inc., all 60,000 shares were acquired pursuant to advisory arrangements between Inland Advisory Services, Inc. and three of its clients. Although Inland Advisory Services, Inc. has trading discretion with respect to each of these client accounts, the clients have the ultimate right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the underlying shares.

(4)
Director.

(5)
Executive officer.

(6)
The business address for Messrs. Anderson, Carr, Parks, Kayner and Zalatoris is 2901 Butterfield Road, Oak Brook, Illinois 60523.

(7)
The business address for this entity is 2901 Butterfield Road, Oak Brook, Illinois 60523.

(8)
The business address of Mr. Burris is Burris & Lebed Consulting LLC, 1130 S. Wabash, Suite 501, Chicago, Illinois 60605. Includes options to purchase 7,500 shares at exercise prices ranging from $9.05 to $10.45 per share and 5,606 shares owned jointly with Mr. Burris' spouse.

(9)
The business address for Ms. Lawton is c/o Lawton Realty Group, 2100 Clearwater Drive, Suite 106, Oak Brook, Illinois 60521. Includes options to purchase 2,000 shares at an exercise price equal to $10.45 per share.

(10)
The business address for Mr. Herter is c/o Wolf & Company LLP, 2100 Clearwater Drive, Oak Brook, Illinois 60521. Includes options to purchase 9,000 shares at exercise prices ranging from $9.05 to $10.45 per share.

(11)
The business address for Mr. Simmons is c/o Cohen Financial Corporation, Corporate 500 Centre, 520 Lake Cook Road, Suite 350, Deerfield, Illinois 60048. Consists of options to purchase 2,000 shares at an exercise price equal to $10.45 per share.

(12)
Includes 1,159 shares owned by the Scott Zalatoris Trust and 1,159 shares owned by the Joanne Zalatoris Trust. Mr. Zalatoris serves as a trustee of each trust along with his spouse. Includes 1,811 shares owned jointly with Mr. Zalatoris' spouse. Also includes 18,730 shares granted to Mr. Zalatoris under the terms of his employment agreement.

(13)
The business address for Mr. McAuley is 3350 Riverwood Parkway, Suite 1900, Atlanta, Georgia 30339. Includes options to purchase 4,000 shares at an exercise price equal to $10.45 per share.

(14)
The business address for Mr. D'Arcy is 194 Central Street, Saugus, Massachusetts 01906.

(15)
The business address for Mr. McWilliams is 1014 Burlington Ave., P. O. Box 3672, Lisle, Illinois 60532.

*
Less than one percent (1%)

Section 16(a) Beneficial Ownership Reporting Compliance

        Based upon a review of filings with the Securities and Exchange Commission and written representation that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Simmons' purchase of 1,700 shares of common stock on June 9, 2004 and Mr. McAuley's award of 1,000 options to purchase shares of common stock on May 28, 2004.

Costs of Proxies

        We will pay all costs of soliciting proxies and holding the annual meeting. We have retained Georgeson Shareholder Communications Inc. to assist in this process. We have paid Georgeson a fee of $8,000 and will pay Georgeson an additional fee equal to $5.00 per completed phone call and $5.00 per each vote received via Georgeson's Televote™ service. Proxies may also be solicited by our directors, officers or employees. We will not pay additional compensation to these individuals for these activities. We also intend to request that brokers, banks and other nominees solicit proxies from their principals. We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

Other Matters

        We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion. Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, notice thereof in writing to our corporate secretary at our office not less than forty-five (45) days before the anniversary date on which we first mailed our notice of meeting and proxy materials for the prior year's annual meeting. We mailed the notice and proxy materials for last year's annual meeting on April 26, 2004. Therefore, any stockholder desiring to nominate a person for election to the board or to bring other business before the meeting was required to provide us with notice by March 12, 2005. We did not receive notice of any proposals by that date.

Electronic Access/Available Information

        This proxy statement and the Annual Report on Form 10-K are available on our Internet website at www.inlandrealestate.com. You can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by following the instructions provided to you when you vote over the Internet. If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment, please go to www.proxyvotenow.com/irec. We file reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies also can be obtained by mail from the Public Reference Room at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

CORPORATE GOVERNANCE PRINCIPLES

        Our business is managed under the direction and oversight of our board. Our board has formed three standing committees composed entirely of independent directors: Audit, Compensation and Nominating and Corporate Governance. The board also has formed a management committee consisting of representatives of our board and management. Each committee's function is described below. The members of our board of directors on the date of this proxy statement, and the committees on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Management Committee
Roland W. Burris	X		X
Thomas P. D'Arcy	X
Daniel L. Goodwin				X
Joel G. Herter	X	X	X
Heidi N. Lawton		X	X
Thomas H. McAuley
Thomas R. McWilliams
Robert D. Parks				X
Joel D. Simmons

        In May 2004, the board elected Daniel L. Goodwin to serve as the chairman of the board. The chairman of the board organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring the Company's performance and the performance of management. Mr. Goodwin presides over all meetings of the board of directors and stockholders, establishes the agenda for each meeting, and oversees the distribution of information to directors. Our independent directors meet regularly in executive sessions without any other directors or representatives of management present. Our independent directors have not selected any one director to preside over these executive sessions. Instead, the presiding independent director is selected by consensus at the commencement of the executive session based on the nature of the items to be addressed and the prior experience of each independent director. Each director has access to the members of our management team or other employees as well as full access to our books and records.

        Our board has adopted "Guidelines on Corporate Governance" that, along with the charters adopted by each board committee and our code of ethics, provide the framework for our corporate governance. Our board recently amended the guidelines to explain that no single director presides at executive sessions of the board, as described above. A complete copy of the amended guidelines, charters and code of ethics may be found on our website at www.inlandrealestate.com. In addition, printed copies of these materials are available to any stockholder without charge by writing us at 2901 Butterfield Rd., Oak Brook, Illinois 60523, attention: Investor Relations.

Summary of the Corporate Governance Principles

        As required by our governing documents and the New York Stock Exchange, a majority of our board must be "independent." According to guidelines adopted by our board, a director will not be considered independent if, within the last three years:

  •
  we employed the director as, or a member of the director's immediate family was, an executive officer;

  •
  the director or an immediate family member received more than $100,000 per year in direct compensation from us (excluding amounts paid in the form of director and committee fees);

  •
  the director or an immediate family member was affiliated with or employed by our present or former internal or external auditor;

  •
  one of our executive officers serves on the compensation committee of another company that employs the director in any capacity or that employs an immediate family member of the director as an executive officer;

  •
  the director was an executive officer or employee, or an immediate family member was an executive officer, of a company that made payments to, or received payments from, us which in any single year exceeded the greater of $1 million or 2% of the other company's consolidated gross revenues;

  •
  the director was affiliated, directly or indirectly, with The Inland Group, Inc., or TIGI, or any of its affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of TIGI or any of its affiliates;

  •
  the director serves as a director for more than two other REITs organized by TIGI or any of its affiliates;

  •
  the director performs other services for us in addition to service as a director; or

  •
  the director owns, directly or indirectly, more than 10% of our issued and outstanding shares of capital stock without having at least a majority of the other independent directors waive this ownership restriction.

Communicating with Directors

        Stockholders wishing to communicate with our board members may send communications by letter, email or telephone, in care of our corporate secretary who will review and forward the correspondence to the appropriate person or persons for a response. Our "whistleblower" policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern. Stockholders or employees preferring to raise his or her concern in a confidential or anonymous manner may do so by contacting our general counsel, who will then refer the matter to the chairperson of the audit committee, or by calling our ethics hotline at (888) 307-6342. The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. Callers to this hotline may choose to remain anonymous. A complete copy of our "whistleblower" policy may be found on our website at www.inlandrealestate.com.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee was formed in 2004 and recommends individuals to the board for nomination as members of the board and its committees and develops and recommends corporate governance guidelines. The committee also prepares and supervises the board's annual review of director independence and the board's annual self-evaluation and makes recommendations to the board regarding committee assignments. All of the members of the committee satisfy the independence standards contained in the New York Stock Exchange corporate governance rules, our governing documents and our Guidelines on Corporate Governance. A copy of our guidelines is attached to this proxy statement as Annex A. A copy of the committee's charter is available on our website at www.inlandrealestate.com under the "Investor Relations—Corporate Governance" tabs. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at 2901 Butterfield Rd., Oak Brook, Illinois 60523, attention: Investor Relations.

        The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by stockholders. Stockholders who would like to propose a candidate may do so by submitting the candidate's name, resume and biographical information to the attention of our corporate secretary. All proposals for nomination received by the corporate secretary in a timely manner will be presented to the committee.

        The committee reviews each candidate's biographical information and evaluates each candidate's independence, skills and expertise based on a variety of factors, including the person's experience or background in real estate management or finance, regulatory matters or corporate governance. Our articles require that, at a minimum, at least one of our independent directors must have had at least three years of relevant real estate experience. Based on its assessment of each candidate, the committee makes its recommendation regarding potential director candidates to the board. The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the board of directors and members of senior management.

        The board completed its most recent review of director independence in April 2005. During this review, the board considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under "Certain Relationships and Related Transactions" below. The board also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates to determine whether any relationships or transactions were inconsistent with a determination that the director is independent.

        The committee affirmatively determined that all of the directors nominated for election at the annual meeting are independent under the standards set forth in our Guidelines except Messrs. Goodwin, McAuley, Parks and Simmons. Messrs. Goodwin and Parks are considered inside directors because of their positions with, and ownership interest in, IREIC and its affiliates. Mr. McAuley informed the committee that he will become an executive officer beginning on May 1, 2005 of Inland Real Estate Investment Corporation, or "IREIC", an affiliate of The Inland Group and in that position he may perform various services for us in connection with acquiring real estate assets. With respect to Mr. Simmons, from time to time, we utilize the services of Cohen Financial, a national real estate finance company. Mr. Simmons is a limited partner of Cohen Financial. During the year ended December 31, 2004, we paid fees to Cohen Financial for financing services. The amount of these fees did not exceed two percent of either our or Cohen Financial's consolidated gross revenues. Cohen Financial also performed services during 2004 for other REITs that were previously formed by IREIC. The aggregate of the fees paid by us and these other REITs exceeded two percent of Cohen Financial's gross revenue during the year ended December 31, 2004. We may also retain Cohen Financial to provide services to us in connection with future joint venture transactions.

Audit Committee

        The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm; and (4) the performance of our internal audit function and independent registered public accounting firm. The report of the committee is included in this proxy statement. Mr. McAuley served on this committee until April 15, 2005 but was a member of the committee during the period of time covered by the Audit Committee's Report. The board has determined that each of Messrs. Herter and D'Arcy qualify, and that Mr. McAuley qualified, as an "audit committee financial expert" as defined by the Securities and Exchange Commission and that each member of the committee is independent in accordance with the standards set forth in the committee's charter and the NYSE corporate governance rules. Further, all members of the audit committee have accounting or related financial management expertise and are financially literate. Mr. D'Arcy became a member of the committee on April 15, 2005. The audit committee charter is available on our website at www.inlandrealestate.com under the "Investor Relations—Corporate Governance" tabs. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at 2901 Butterfield Rd., Oak Brook, Illinois 60523, attention: Investor Relations.

Compensation Committee

        The compensation committee was formed in 2004 and is responsible for determining the compensation for our chief executive officer and other named executive officers and for approving the compensation structure for senior management. Each member of the committee is a "non-employee director," as defined by Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director," as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee charter is available on our website at www.inlandrealestate.com under the "Investor Relations—Corporate Governance" tabs. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at 2901 Butterfield Rd., Oak Brook, Illinois 60523, attention: Investor Relations.

Management Committee

        The management committee is not a standing committee of the board. This committee oversees our day-to-day management. During this past year, the committee was comprised of two directors, Messrs. Goodwin and Parks, our chief operating officer Mr. Mark Zalatoris and G. Joseph Cosenza. Mr. Cosenza, who also is vice chairman of The Inland Group, served as a director until April 15, 2005 when, as previously disclosed, he resigned from the board. Mr. Cosenza continues to serve as an unpaid member of the management committee. The management committee has not adopted a charter.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our board, acting on the recommendation of our nominating and corporate governance committee, has nominated the persons set forth below to serve as directors. Ms. Lawton and Messrs. Burris, D'Arcy, Herter and McWilliams have been nominated to serve as independent directors. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders. The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters:

        Roland W. Burris, 67.    Independent Director since 1996. Mr. Burris has been manager and chief executive officer of Burris & Lebed Consulting LLC and of counsel to the law firm Burris, Wright, Slaughter & Tom, LLC since April 2002. Prior to that, Mr. Burris was of counsel to the law firm of Buford & Peters LLC from January 1999 to March 2002, and served as the managing partner of Jones, Ware & Grenard, a law firm, from June 1995 to December 1998. Mr. Burris concentrates his practice primarily in the areas of environmental, banking and consumer protection law. From 1973 to 1995, Mr. Burris held various governmental positions in the State of Illinois including State Comptroller (1979 to 1991) and Attorney General (1991 to 1995). Mr. Burris serves on the board of the Illinois Criminal Justice Authority, the Financial Accounting Foundation, the Law Enforcement Foundation of Illinois, the African American Citizens Coalition on Regional Development and the Boy Scouts of America. He is an adjunct professor in the Master of Public Administration Program at Southern Illinois University and chairman of a commission formed by the Governor of Illinois to study and recommend solutions relating to the State of Illinois pension funds.

        Thomas P. D'Arcy, 45.    Independent Director since April, 2005. Mr. D'Arcy has over 20 years of experience acquiring, developing and financing all forms of commercial and residential real estate. He is currently a principal in Bayside Realty Partners, a private real estate company focused on acquisition, renovation and development of land and income producing real estate primarily in the New England area. From 2001 to 2003, Mr. D'Arcy was president and chief executive officer of Equity Investment Group, a private real estate company owned by an investor group consisting of The Government of Singapore, The Carlyle Group, Northwestern Mutual Life Insurance Company and two private individuals. Prior to his tenure with Equity Investment Group, Mr. D'Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., a Chicago-based real estate investment trust traded on the New York Stock Exchange. Mr. D'Arcy is a graduate of Bates College.

        Daniel L. Goodwin, 61.    Chairman of the Board; Director since 2001. Mr. Goodwin is a founding and controlling stockholder, chairman of the board and chief executive officer of The Inland Group, Inc. Mr. Goodwin also serves as a director or officer of entities wholly owned or controlled by The Inland Group and is the chairman of the board, president and chief executive officer of Inland Bancorp Holding Company. He also serves on the board of directors of the Illinois State Affordable Housing Trust Fund, the American National Bank of DuPage and the New Directions Housing Corporation and is chairman of the board of trustees of Northeastern Illinois University. Mr. Goodwin is a licensed real estate broker and a member of the National Association of Realtors, the Illinois Association of Realtors and the Northern Illinois Commercial Association of Realtors.

        Joel G. Herter, 67.    Independent Director since 1997. Mr. Herter is a senior consultant of Wolf & Company LLP, certified public accountants, where he has been employed since 1978. Mr. Herter's business experience includes providing accounting and auditing, tax and general business services including venture and conventional financing, forecasts and projections and strategic planning to a variety of industries. Mr. Herter is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. Herter currently serves as chairman of the board of trustees of Elmhurst Memorial Hospital and director of Suburban Bank and Trust Company. Mr. Herter also serves on the board of the Illinois Sports Facilities Authority.

        Heidi N. Lawton, 42.    Independent Director since 1994. Ms. Lawton is the president of Lawton Realty Group, Inc., a commercial real estate brokerage and management firm, which she founded in 1989. Ms. Lawton is responsible for all aspects of its operations, including structuring real estate investments, procuring partners or investors, acquiring land and properties and obtaining financing for development or acquisition. Ms. Lawton has been licensed as a real estate professional since 1982 and currently serves as a Director of the Northern Illinois Association of Realtors.

        Thomas H. McAuley, 60.    Director since 2004. Mr. McAuley is the former chairman and chief executive officer of IRT Property Company, an Atlanta-based real estate investment trust traded on the New York Stock Exchange. Prior to joining IRT in 1995, Mr. McAuley was a regional partner with Faison and Associates, a real estate management and development company, which was the successor by purchase of Ewing Southeast Realty where Mr. McAuley served as chairman and chief executive officer from 1988 to 1993. Mr. McAuley is a director of RBC Centura Card Bank Gulf States Paper Company and is a member of the International Council of Shopping Centers, the National Association of Real Estate Investment Trusts and the National Association of Corporate Directors.

        Thomas R. McWilliams, 69.    Independent Director since April, 2005. Since 1968, Mr. McWilliams is a licensed real estate broker specializing in the development of retail, office and residential properties in the western suburbs of Chicago. Mr. McWilliams also serves as president of United Energy Associates, Inc., a full service energy management company. Mr. McWilliams is a graduate of the General Motors Institute with a degree in mechanical engineering.

        Robert D. Parks, 61.    President and Chief Executive Officer; Director since 1994. Mr. Parks is a founding stockholder and director of The Inland Group, Inc. Mr. Parks has also been a director since 1994 also served as chairman of our board until May 2004. Mr. Parks served as our president from 1994 to June 2000, reassuming the office of president and chief executive officer in March 2001. Mr. Parks is a founding stockholder and a director of The Inland Group, Inc. Mr. Parks also serves on the board, or as an officer, of entities wholly owned or controlled by The Inland Group. Mr. Parks is primarily responsible for managing The Inland Group's affiliated broker-dealer, Inland Securities Corporation, and other marketing and investor relations activities. Mr. Parks also is chairman of the board and chief executive officer of Inland Retail Real Estate Trust, Inc. and Inland Western Retail Real Estate Trust, Inc. and a director of Inland American Real Estate Trust, Inc. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers, Inc. and a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning and the National Association of Real Estate Investment Trusts.

        Joel D. Simmons, 46.    Director since 2000. Mr. Simmons is a limited partner of Cohen Financial, a national real estate finance company, where he has been employed since November 1983. Mr. Simmons focuses on structuring and managing capital for commercial real estate transactions. Mr. Simmons focuses on structuring and managing capital for commercial real estate transactions. Mr. Simmons serves on the board of directors of Albany Bank & Trust Co. of Chicago, is a member of the International Council of Shopping Centers and a member of the ICSC Illinois State Committee.

        RECOMMENDATION OF THE BOARD:    The board recommends that you vote "FOR" the election of all nine nominees.

Independent Director Compensation

        The independent directors are paid an annual fee of $18,000 plus a fee for each board or committee meeting attended in person or by telephone equal to $750 and $500, respectively. In addition, each year on the date of our annual meeting of stockholders, each independent director then in office receives a grant of options to purchase 1,000 shares of our common stock at an exercise price equal to the then fair market value of the stock.

Meetings of the Board of Directors, Committees of the Board and Stockholders

        During calendar year 2004, our board met seventeen times. Each director serving on the board during 2004 attended at least seventy-five percent (75%) of these board meetings except Mr. Goodwin, who attended 65% of these board meetings, and Mr. Cosenza, who attended 71% of these board meetings. During calendar year 2004, the audit committee met eight times and our management committee met nine times. Each member of these committees attended at least seventy-five percent (75%) of these meetings. Our recently formed compensation and nominating and corporate governance committees met in early 2005 before completing this proxy statement. Seven of the eight directors attended the 2004 annual meeting of stockholders.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

        In accordance with its written charter, which was amended on March 12, 2004, the audit committee assists the board in overseeing the company's financial reporting process including evaluating the effectiveness of internal accounting, auditing and financial controls and procedures.

        Management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles, designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is composed of three independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee's charter, the company's governing documents and the rules promulgated by the New York Stock Exchange. The members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with generally accepted accounting principles.

        During fiscal 2004, the audit committee met eight times. During these meetings, the members of the audit committee met separately and with members of the company's management and with the company's independent registered public accounting firm, KPMG LLP. The committee discussed numerous items at these meetings including KPMG's overall scope and plan for its year-end audit. As part of these discussions, the audit committee discussed the results of KPMG's audit and their observation and evaluation of the company's internal controls. Further, the audit committee reviewed and discussed, with management and KPMG, the company's audited consolidated financial statements as of and for the year ended December 31, 2004. During fiscal 2004, management advised the committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the committee.

        The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended "Communication with Audit Committees" including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee also obtained a formal written statement from KPMG, describing all relationships between KPMG and the company that might bear on KPMG's independence. The audit committee also discussed any relationships that may have an impact on KPMG's objectivity and independence including a review of audit and non-audit fees and the written disclosures and letter from KPMG LLP to the committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees.)

        The audit committee met with members of the company's executive management team to review the certifications required to be provided under the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission by the chief executive officer and chief financial officer. KPMG reviewed these certifications in connection with the preparation and filing of the company's quarterly and annual reports with the Securities and Exchange Commission.

        Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The Audit Committee
Roland W. Burris Joel G. Herter Thomas H. McAuley

REPORT ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

        The compensation committee has furnished the following report on executive compensation for the fiscal year ended December 31, 2004.

Overview

        The primary objective of the company's executive compensation strategy is to create long-term value for its stockholders by attracting and retaining highly qualified individuals who have the skills and expertise necessary to lead a self-administered and self-managed publicly traded real estate investment trust, or REIT. The company approaches this objective through three main executive compensation components:

  •
  a competitive base salary;

  •
  a performance-based annual bonus; and

  •
  periodic grants of stock-based incentive compensation, such as stock options or restricted stock awards.

All three main components of executive compensation are described in more detail below.

        Based on the recommendation of the compensation committee, the board recently approved the 2005 Equity Award Plan. The 2005 Equity Award Plan, described in the Stock-Based Incentive Compensation section below and under the heading "Proposal No. 3—Approval of 2005 Equity Award Plan" appearing elsewhere in this proxy statement, permits the compensation committee to grant stock options, share appreciation rights, restricted shares, deferred shares, share purchase rights and other share-based awards to designated participants, which will include the company's executive officers, in relation to a participant's role in influencing stockholder value. If approved by the stockholders, the 2005 Equity Award Plan will impact the third component of the company's executive compensation strategy—periodic grants of stock-based incentive compensation—in fiscal year 2005.

        In reviewing compensation matters, the compensation committee considers the anticipated tax treatment to both the company and the executive officer of various payments and benefits. The deductibility of some types of compensation payments depends on, among other things, when a benefit vests and when the executive officer exercises previously granted rights. Furthermore, interpretations of, and changes in, the tax laws and other factors beyond the company's control also affect the deductibility of compensation. For these and other reasons, executive compensation is not necessarily limited to amounts deductible under Section 162(m) of the Internal Revenue Code. The compensation committee considers various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with the company's other compensation objectives.

Base Salary

        As in the past, during fiscal year 2004 base salaries for executive officers took into consideration a variety of factors, including:

  •
  the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at comparable companies, primarily self-administered, self-managed REITs that file periodic reports with the Securities and Exchange Commission;

  •
  the relevant experience of the executive officer; and

  •
  except in the case of their own compensation, the recommendations of the president and chief executive officer and the chief operating officer.

        The base salary for each named executive officer is shown in the "Salary" column of the Summary Compensation Table below. Among the executives whose compensation is reported in the Summary Compensation Table, all but Mr. Parks, our president and chief executive officer, and Mr. Kayner, our corporate secretary and general counsel, are employed pursuant to agreements described under "Employment Agreements" below. Because Mr. Parks is not required to dedicate his full time or attention to the company's matters, he provides services pursuant to a consulting agreement under which the company pays him a fee of $50,000 per year. Mr. Kayner's compensation is based on an evaluation of market rates for individuals with similar experience.

Performance-Based Annual Bonus

        Annual bonuses are predicated on the executive officer satisfying, in most cases, predetermined performance targets based on both the company's overall performance and the executive officer's individual performance. For example, the employment agreements with Messrs. Carr, Anderson and Zalatoris all contain provisions under which they can earn bonus compensation based on growth in the company's "funds from operations" or "FFO" compared against the growth in FFO for the National Association of Real Estate Investment Trusts ("NAREIT") retail property sector. FFO is a financial metric commonly used by investors and analysts to evaluate a REIT's performance. NAREIT is an industry trade group that has, among other things, developed standards for evaluating REIT performance.

        The annual bonus for each named executive officer is shown in the "Bonus" column of the Summary Compensation Table below. In determining the amount of each annual bonus, the compensation committee took into account, among other factors, the company's improved performance during fiscal year 2003 as measured by, among other things, its 14.0% growth in FFO per share compared to FFO per share for fiscal year 2002. In determining the amount of each annual bonus, the compensation committee took into account, among other factors, the company's improved performance during fiscal year 2004 as measured by, among other things, its 7.8% growth in FFO per share compared to FFO per share for fiscal year 2003. The compensation committee also took into account a review of bonus compensation paid to individuals in comparable positions at comparable companies, with particular focus on self-administered, self-managed REITs that file periodic reports with the Securities and Exchange Commission, and, except with respect to their own bonuses, the recommendations of the chief executive officer and president and the chief operating officer.

Stock-Based Incentive Compensation

        In fiscal 2004, the compensation committee used restricted stock awards as the key form of stock-based incentive compensation for executive officers named in the Summary Compensation Table below. Prior to granting any shares of restricted stock, the compensation committee took into account a number of factors, including the objectives of the company's executive compensation strategy, market data on total compensation packages, the value of stock-based incentive grants at comparable companies, the company's performance and relative stockholder return, stockholder dilution and, except in the case of their own compensation, the recommendations of the president and chief executive officer and the chief operating officer. All stock-based incentive compensation awards are designed to provide long-term incentives to executive officers and to better align the interests of executive officers with the interests of stockholders. The dollar value, net of any consideration paid by the individual, of each award of restricted stock to the named executive officers is shown in the "Restricted Stock Award(s)" column of the Summary Compensation Table.

        As mentioned above, the board recently approved the 2005 Equity Award Plan (the "2005 Plan") based on the recommendation of the compensation committee. If approved by the stockholders, the 2005 Plan will impact stock-based incentive compensation awarded in fiscal year 2005. The 2005 Plan is designed to support the company's long-term executive compensation strategy as all officers, directors and employees of the company will be eligible to receive incentive compensation awards. The 2005 Plan is an "omnibus" stock plan that provides for a variety of equity award vehicles to maintain flexibility. The 2005 Plan will permit the grant of stock options, share appreciation rights, restricted shares, deferred shares, share purchase rights and other share-based awards. Participants designated by the compensation committee generally will be awarded a mix of stock options and restricted shares based on the relative mix of equity compensation to total compensation increases in relation to a participant's role in influencing stockholder value. For more information about the 2005 Plan, see the discussion under the heading "Proposal No. 3—Approval of 2005 Equity Award Plan" appearing elsewhere in this proxy statement.

The Compensation Committee

Joel G. Herter
Heidi N. Lawton

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table set forth below reports the compensation paid to our chief executive officer and our four other most highly compensated executive officers. These five individuals are referred to as the "covered executives." The tables include salaries and bonuses paid during the last three years. For the fiscal year ended December 31, 2004, Messrs. Zalatoris, Carr and Anderson all achieved the highest incentive targets contained in their employment agreements relating to bonus and restricted stock awards because the increase in our Funds from Operations, or "FFO," exceeded our peer group FFO by more than 130% and also to reward them for their contributions in connection with listing our shares on the New York Stock Exchange.

	Annual Compensation					Long-Term Compensation Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)	Restricted Stock Award(s) ($)		Securities Underlying Options/SARs (#)	LTP Payouts ($)	All Other Compensation ($)
Robert D. Parks, President, Chief Executive Officer	2004 2003 2002	50,000 50,000 50,000	— — —		— — —	— — —		— — —	— — —	— — —
Mark E. Zalatoris, Executive Vice President, Chief Operating Officer, Treasurer	2004 2003 2002	225,000 210,000 190,000	100,000 10,000	(3)	— — —	235,132 10,000	(1)(3) (2)	— —	— — —	— — —
David J. Kayner, Corporate Secretary, General Counsel	2004 2003 2002	235,000 185,000 179,615	47,000 15,000 10,000		— — —	12,930 — —	(1)	— — —	— — —	— — —
D. Scott Carr, President Inland Commercial Property Mgmt.	2004 2003 2002	165,000 138,240 135,000	66,000 10,000	(3)	— — —	70,533 20,000	(1)(3) (2)	— —	— — —	— — —
William W. Anderson, Vice President, Acquisitions and Sales	2004 2003 2002	150,000 122,880 120,000	36,000 8,000	(3)	— — —	70,533 20,000	(1)(3) (1)	— —	— — —	— — —

(1)
Reflects the dollar value of restricted stock issued at a value of $12.93 per share.

(2)
Reflects the dollar value of restricted stock issued at a value of $11.00 per share.

(3)
Based on FFO exceeding the peer group by more than 130% and listing our shares on the New York Stock Exchange.

Executive Officers

        The board of directors annually elects our executive officers. These officers may, subject to their respective employment agreements, if applicable, be terminated at any time. Listed below is information about our executive officers except for Mr. Parks, whose biography is included above.

        Mark E. Zalatoris, 47.    Executive vice president, chief operating officer, treasurer and a member of our management committee. Mr. Zalatoris became a full-time employee in July 2000 and was promoted to executive vice president and chief operating officer in April 2004. Prior to that, Mr. Zalatoris was employed by IREIC as a vice president with primary responsibility for asset management and due diligence functions. Mr. Zalatoris is a certified public accountant, holds a general securities license and is a member of the National Association of Real Estate Investment Trusts.

        Brett A. Brown, 40.    Chief financial officer and vice president. Mr. Brown joined us in May 2004. From 1994 until 2004, Mr. Brown served as the senior vice president of financial reporting for Great Lakes REIT. Mr. Brown is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society.

        David J. Kayner, 66.    Corporate secretary and general counsel. Mr. Kayner joined us in September 2001. From 1973 to 2001, Mr. Kayner was a partner of the law firm of Piper Rudnick (f/k/a Piper, Marbury, Rudnick & Wolfe), where he concentrated his legal practice in real estate law, and from 1982 to 1990 he acted as a managing partner of that firm. Mr. Kayner is admitted to practice law in the State of Illinois and is a member of the American Bar Association, Illinois State Bar Association and the Chicago Bar Association. Mr. Kayner also has served as an adjunct professor of law at the John Marshall School of Law.

        William W. Anderson, 46.    Vice president—acquisitions and sales. Mr. Anderson became a full-time employee in July 2000. From 1996 to 2000, Mr. Anderson was employed by an affiliate of The Inland Group, Inland Real Estate Acquisitions, Inc., as an assistant vice president. Mr. Anderson's responsibilities included analyzing and negotiating the acquisition of shopping centers, apartments and net leased commercial properties.

        D. Scott Carr, 39.    President of Inland Commercial Property Management, or ICPM. Mr. Carr has been employed by ICPM since 1994. We acquired ICPM in July 2000. Mr. Carr's responsibilities include overseeing all of our property management operations.

Employment Agreements

        Robert D. Parks: President and Chief Executive Officer.    Mr. Parks, who also is a founding stockholder of the Inland Group, Inc., serves pursuant to a consulting agreement entered into in 2000. Under this agreement, we pay Mr. Parks an annual fee equal to $50,000. Mr. Parks also is eligible to participate in our benefit plans such as health and disability insurance and 401(k) plans. The agreement automatically renews for an additional one-year period unless either party provides written notice of its intent not to renew at least thirty days prior to expiration of the then current term. We retain the right to terminate the agreement both with and without "cause" which is defined as:

  •
  conduct amounting to fraud, embezzlement or illegal misconduct;

  •
  conduct that we reasonably believe has brought us into substantial public disgrace or disrepute;

  •
  failure by Mr. Parks to perform his duties;

  •
  gross negligence or willful misconduct by Mr. Parks with respect to us or our clients, employees and activities; or

  •
  any other material breach of the agreement or any other agreement to which we and Mr. Parks are a party or, among other things, a material breach of any written policy regarding conflicts of interest, standards of business conduct or fair employment practices.

        If we were to terminate Mr. Parks without "cause," we would be required to pay him all fees payable under the agreement, reimbursable expenses, benefits and any bonus that had accrued to the date of termination plus a severance payment equal to the fee that would have been paid during the remaining portion of the then current term plus six additional months of the then current fee. Mr. Parks also has agreed that during the term of the agreement and for six months following termination for any reason, he will not compete with us, solicit customers or employees or take any action which is or could be reasonably expected to be detrimental to us, our affiliates, employees or operations. Mr. Parks' agreement does not contain any provision requiring payment if a "change in control" occurs. Further, Mr. Parks is permitted to continue his other business activities including serving as chairman of the board and chief executive officer of Inland Retail Real Estate Trust, Inc., a real estate investment trust that owns and acquires neighborhood and community shopping centers primarily in the southeastern United States, and Inland Western Retail Real Estate Investment Trust, which acquires similar properties in the western United States.

        Mark E. Zalatoris: Executive Vice President, Chief Operating Officer and Treasurer.    We employ Mr. Zalatoris pursuant to an employment agreement which expires on December 31, 2006. Under the agreement, we have agreed to pay Mr. Zalatoris a base salary of $275,000 per year. Mr. Zalatoris also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in our FFO compares to our peer group's FFO growth and in part on the recommendation of our chief executive officer to, and approval by, our board of directors. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Zalatoris will be entitled to a cash bonus equal to at least twenty-five percent (25%) of his base salary. In addition, our chief executive officer may recommend an additional cash bonus in an amount up to twenty-five percent (25%) of Mr. Zalatoris' base salary. In addition, so long as we employ Mr. Zalatoris, he may earn additional compensation payable in shares of our common stock based again on the relative growth in our FFO compared to the FFO growth of our peer group. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Zalatoris will be entitled to 7,500 shares. Our chief executive officer may grant, subject to approval by our board of directors, Mr. Zalatoris up to an additional 7,500 shares. Any shares issued to Mr. Zalatoris are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares vest on each anniversary of the date of issuance. If Mr. Zalatoris is terminated for "cause" as defined in the agreement, if he voluntarily terminates his employment or if his contract is not renewed, he is required to forfeit all unvested shares. Unless forfeited, Mr. Zalatoris may vote all shares and receive distributions on all shares including those which have not vested.

        If the agreement and Mr. Zalatoris' employment are terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses, vested benefits in an amount equal to a prorated portion of any incentive compensation Mr. Zalatoris received for the year prior to termination. In addition, all unvested shares of stock issued to him as compensation under the agreement will immediately vest and no longer be subject to forfeiture. If Mr. Zalatoris' employment is terminated without cause or by him for "good reason," in addition to the compensation set forth above, he will also be entitled to an amount equal 1.25 times the sum of (1) his base salary, plus (2) an amount equal to the incentive compensation which Mr. Zalatoris received for the year prior to termination; provided, however, if the termination occurs within one year of a "change of control," then, Mr. Zalatoris will instead be entitled to an amount equal to 2.99 times the sum of (A) his base salary, plus (B) an amount equal to the incentive compensation which Mr. Zalatoris received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

        During the term of the agreement and for a period of one year following the termination thereof, Mr. Zalatoris has agreed to certain non-compete and non-solicitation provisions.

        Brett A. Brown: Vice President, Chief Financial Officer.    We employ Mr. Brown pursuant to an employment agreement that became effective May 17, 2004. Under the agreement, which expires on December 31, 2005, we paid Mr. Brown a base salary of $135,000 for the year ending December 31, 2004 and we will pay Mr. Brown a base salary of $150,000 for the period from January 1, 2005 to December 31, 2005. Mr. Brown also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in our FFO compares to our peer group's FFO growth and in part on the recommendation of our chief executive officer to, and approval by, our board of directors. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Brown will be entitled to a cash bonus equal to at least fifteen percent (15%) of his base salary. In addition, our chief executive officer may recommend an additional cash bonus in an amount up to fifteen percent (15%) of Mr. Brown's base salary. In addition, so long as we employ Mr. Brown, he may earn additional compensation payable in shares of our common stock based again on the relative growth in our FFO compared to the FFO growth of our peer group. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Brown will be entitled to a number of shares of our common stock equal in value up to fifteen percent (15%) of his base salary. Our chief executive officer may grant, subject to approval by our board of directors, Mr. Brown additional shares equal in value up to fifteen percent (15%) of his base salary. Any shares issued to Mr. Brown are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares vest on each anniversary of the date of issuance. If Mr. Brown is terminated for "cause" as defined in the agreement, or if he voluntarily terminates his employment, he is required to forfeit all unvested shares. Unless forfeited, Mr. Brown may vote all shares and receive distributions on all shares including those which have not vested.

        If Mr. Brown's employment is terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses, vested benefits and the prorated portion of the incentive compensation Mr. Brown received for the year prior to termination. In addition, all unvested shares of stock issued to him as compensation under the agreement will immediately vest and no longer be subject to forfeiture. If Mr. Brown's employment is terminated without cause or by him for "good reason," in addition to the compensation set forth above, he will also be entitled to an amount equal to 1.0 times the sum of (1) his then current base salary, (2) an amount equal to the annual incentive compensation Mr. Brown would receive if we met our "threshold level of performance" that year, plus (3) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination. If, however, the termination occurs within one year of a "change of control," Mr. Brown will instead be entitled to the compensation set forth above plus an amount equal to 1.5 times the sum of (A) his then current base salary, plus (B) an amount equal to the incentive compensation which Mr. Brown received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

        During the term of the employment agreement and for a period of six months following voluntary termination or termination for "cause," as defined in the agreement, Mr. Brown has agreed to certain non-compete and non-solicitation provisions.

        D. Scott Carr. President, Inland Commercial Property Management.    Mr. Carr is employed by our property management subsidiary pursuant to an employment agreement that became effective on January 1, 2004. The agreement has an initial term of two years, but may be renewed if we give written notice to Mr. Carr at least twenty (20) days prior to the end of the then current term. Under the agreement, we will pay Mr. Carr an annual base salary of $165,000 for each year of this initial term. If the agreement is renewed, Mr. Carr's base salary will be adjusted on mutually agreeable terms and conditions. Mr. Carr also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in our FFO compares to our peer group's FFO growth and in part on the recommendation of our chief executive officer to, and approval by, our board of directors. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Carr will be entitled to a cash bonus equal to at least twenty percent (20%) of his base salary. In addition, our chief executive officer may recommend an additional cash bonus in an amount up to twenty percent (20%) of Mr. Carr's base salary. In addition, so long as we employ Mr. Carr, he may earn additional compensation payable in shares of our common stock based again on our relative growth in FFO when compared to the FFO growth of our peer group. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Carr will be entitled to 2,730 shares. Our chief executive officer may grant, subject to approval by our board of directors, Mr. Carr up to an additional 2,730 shares. All shares issued to Mr. Carr are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares vest on each anniversary of the date of issuance. If Mr. Carr is terminated for "cause" as defined in the agreement, or if he voluntarily terminates his employment, Mr. Carr is required to forfeit all unvested shares. Unless forfeited, Mr. Carr may vote all shares and receive distributions on all shares including those which have not vested.

        If Mr. Carr's employment is terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses, vested benefits and the prorated portion of the incentive compensation Mr. Carr received for the year prior to termination. In addition, all unvested shares of stock issued to him under the employment agreement will immediately vest and no longer be subject to forfeiture. If Mr. Carr's employment is terminated without cause or by him for "good reason," in addition to the compensation set forth above, he will also be entitled to an amount equal 1.0 times the sum of (1) his then current base salary, plus (2) an amount equal to the incentive compensation which Mr. Carr received for the year prior to termination, plus (3) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination. If, however, the termination occurs within one year of a "change of control," Mr. Carr will instead be entitled to the compensation set forth above plus an amount equal to 1.5 times the sum of (A) his then current base salary, plus (B) an amount equal to the incentive compensation which Mr. Carr received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

        During the term of the employment agreement and for a period of six months following voluntary termination or termination for "cause," as defined in the agreement, Mr. Carr has agreed to certain non-compete and non-solicitation provisions.

        William W. Anderson: Vice President—Acquisition and Sales.    We employ Mr. Anderson pursuant to an employment agreement that became effective as of January 1, 2004. The agreement has an initial term of two years but may be renewed if we give written notice to Mr. Anderson at least twenty days prior to the end of the previous term. Under the agreement, we will pay Mr. Anderson an annual base salary of $150,000 for each year of this initial term. If the agreement is renewed, Mr. Anderson's base salary will be adjusted on mutually agreeable terms and conditions. Mr. Anderson also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in our FFO compares to our peer group's FFO growth and in part on the recommendation of our chief executive officer to, and approval by, our board of directors. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Anderson will be entitled to a cash bonus equal to at least fifteen percent (15%) of his base salary. In addition, our chief executive officer may recommend an additional cash bonus in an amount up to fifteen percent (15%) of Mr. Anderson's base salary. In addition, so long as we employ Mr. Anderson, he may earn additional compensation payable in shares of our common stock based again on our relative growth in FFO when compared to the FFO growth of our peer group. For example, if our FFO growth is more than 130% of our peer group's FFO growth, Mr. Anderson will be entitled to 2,730 shares. Our chief executive officer may grant, subject to approval by our board of directors, Mr. Anderson up to an additional 2,730 shares. All shares issued to Mr. Anderson are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares vest on each anniversary of the date of issuance. If Mr. Anderson is terminated for "cause" as defined in the agreement, or if he voluntarily terminates his employment, Mr. Anderson is required to forfeit all unvested shares. Unless forfeited, Mr. Anderson may vote all shares and receive distributions on all shares including those which have not vested.

        If Mr. Anderson's employment is terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses, vested benefits and the prorated portion of the incentive compensation Mr. Anderson received for the year prior to termination. In addition, all unvested shares of stock issued to him under the employment agreement will immediately vest and no longer be subject to forfeiture. If Mr. Anderson's employment is terminated without cause or by him for "good reason," in addition to the compensation set forth above, he will also be entitled to an amount equal 2.0 times the sum of (1) his then current base salary, plus (2) an amount equal to the annual incentive compensation Mr. Anderson would receive if we met our "threshold level of performance" that year, plus (3) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination. If, however, the termination occurs within one year of a "change of control," Mr. Anderson will instead be entitled to the compensation set forth above plus an amount equal to 2.0 times the sum of (A) his then current base salary, plus (B) an amount equal to the incentive compensation which Mr. Anderson received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

        During the term of the employment agreement and for a period of six months following voluntary termination or termination for "cause," as defined in the agreement, Mr. Anderson has agreed to certain non-compete and non-solicitation provisions.

Stock Option Grants

        Under our Independent Director Stock Option Plan, we are authorized to issue options to purchase up to 50,000 shares of our common stock to directors who have satisfied the test of independence. Each person who satisfies the criteria is issued an initial option to purchase 3,000 shares upon becoming a member of the board. Thereafter, each person is granted a subsequent option to purchase 1,000 shares on the date of each annual meeting assuming the person remains an independent director. The exercise price of each option generally is equal to the mean of the high and low sales prices of our common stock, as reported by the New York Stock Exchange, on the date of the grant of an initial option and the date immediately preceding the date of the annual meeting in the case of each subsequent option granted. Initial options vest and become exercisable as follows: (i) 1,000 shares on the date of grant; and (ii) 1,000 shares on the first and second anniversary of the grant, respectively. All subsequent options vest and become exercisable on the second anniversary of the grant.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders:
Independent Director Stock Option Plan	24,500	(1)	5,500 at $9.05 1,000 at $9.50 18,000 at $10.45	10,500
Restricted stock awards to employees	48,923	(2)	2,178 at $11.00 46,745 at $12.93	N/A

Total	73,423		$11.93	10,500

(1)
The plan was adopted prior to our initial public offering commenced in 1994.

(2)
Awarded pursuant to contracts entered into with certain of our named executive officers prior to the time we listed our shares on the New York Stock Exchange.

Certain Relationships and Related Transactions

        During the year ended December 31, 2004, we paid $925,000 to affiliates of The Inland Group for various administrative services, such as payroll preparation and management, data processing, insurance consultation and placement, investor relations, property tax reduction services, mail processing and certain legal services. Two of the persons nominated to serve as directors, Messrs. Goodwin and Parks, are directors and shareholders of The Inland Group. We pay hourly rates for these services. The hourly rate is based on the salary of the individual rendering the service, plus a pro rata allocation of corporate overhead applicable to the person for things such as employee benefits, rent, materials, fees, taxes and operating expenses except for computer services, which are purchased at a fixed rate of $50.00 per hour and legal services purchased at a fixed rate of $220 per hour. We categorize the amounts we pay for all of these the services as general and administrative expenses. We expect to continue purchasing these services during the fiscal year ending December 31, 2005.

        We also paid fees totaling approximately $133,000 to Inland Real Estate Acquisitions, Inc., an indirect subsidiary of The Inland Group for services rendered in connection with property acquisitions. The fees we have paid for acquisition services are capitalized into the cost of the property and depreciated. All of the fees are included in the subject property's capitalized cost, which must be covered by an appraisal. Further, we lease our corporate office space from an affiliate of The Inland Group pursuant to the terms of a lease that expires on June 30, 2005. The lease may be renewed for an additional year. We paid rent totaling $249,000 for the year ended December 31, 2004, and expect to pay rent equal to approximately $260,000 for the fiscal year ending December 31, 2005. We categorize payments under this lease as general and administrative expenses.

        One of our wholly owned subsidiaries is a member in a joint venture with a wholly owned subsidiary of Tri-Land Properties, Inc. Richard Dube, the brother-in-law of Mr. Goodwin, one of our directors, is the president and a principal owner of Tri-Land Properties. As of December 31, 2004, we have invested $500,000 in this joint venture. We also have agreed to lend the joint venture up to $17.8 million secured by property owned by the joint venture. As of December 31, 2004, we have loaned the joint venture approximately $9.7 million. Amounts loaned to the joint venture bear interest at a rate equal to 9% per annum. The loan matures on January 31, 2006. During the year ended December 31, 2004, we received interest payments on this loan totaling $860,000.

        Inland Investment Advisors, Inc., an affiliate of The Inland Group, Inc., manages our portfolio investment securities. We pay this entity a fee equal to 0.75% of the net asset value of the securities on an annual basis. We paid Inland Investment Advisors $79,000 for managing our investment securities for the fiscal year ended December 31, 2004.

PROPOSAL NO. 2—RATIFY APPOINTMENT OF KPMG LLP

        The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005. We traditionally ask our stockholders to ratify the selection even though your approval is not required. Further, even if you do not approve the selection of KPMG LLP, we will not replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new firm. Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.

        Representatives of KPMG LLP will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

        RECOMMENDATION OF THE BOARD:    The audit committee recommends that you vote "FOR" the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

Fees to Independent Registered Public Accounting Firm

        The following presents fees for professional services rendered by KPMG LLP for the audit of our annual financial statements and internal control over financial reporting for the fiscal year ended December 31, 2004 and the annual financial statements for the fiscal year ended December 31, 2003, together with fees for audit-related services and tax services rendered by KPMG LLP for the fiscal years ended December 31, 2004 and 2003, respectively.

	Fiscal year ended December 31
Description
	2004	2003
Audit Fees	$615,940	$240,000
Audit-related fees	—	—
Tax fees(1)	93,580	89,700
All other fees(2)	32,230	6,000

TOTAL	$741,750	$335,700

(1)
Tax fees are comprised of tax compliance fees.

(2)
All other fees are comprised of tax consulting fees related to joint venture structuring and filings on Form S-3.

Approval of Services and Fees

        Our audit committee has reviewed and approved all of the fees charged by KPMG, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2003 and 2004, respectively, were consistent with maintaining KPMG's independence. Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the company will not engage its primary independent registered public accounting firm for non-audit services other than "audit related services," as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC's auditor independence rules are satisfied.

        Under the policy, the audit committee must pre-approve all services provided by the company's independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

PROPOSAL NO. 3—APPROVAL OF 2005 EQUITY AWARD PLAN

        The board recommends that you vote to approve our 2005 Equity Award Plan (which we refer to as the 2005 Plan). The 2005 Plan would govern grants of equity-based awards to our officers, employees and directors. Based upon the recommendation of the board's compensation committee, the board has unanimously approved the 2005 Plan, subject to your approval at the annual meeting. The 2005 Plan is designed to support our long-term business objectives in a manner consistent with our executive compensation philosophy. The board believes that by allowing us to offer our employees long-term, "performance-based compensation" through the 2005 Plan, we will promote the following key objectives:

  •
  aligning the interest of employees with those of the stockholders through increased employee ownership of the company; and

  •
  attracting, motivating and retaining experienced and highly qualified employees who will contribute to our financial success.

        All of our officers, employees and directors are eligible to receive awards under the 2005 Plan. The compensation committee has the sole discretion to designate participants under the 2005 Plan. The 2005 Plan is an "omnibus" stock plan permitting the grant of stock options, share appreciation rights, restricted shares, deferred shares, share purchase rights and other share-based awards.

        The 2005 Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended referred to herein as the "Code." To satisfy the requirements of Section 162(m), the 2005 Plan provides limits on the number and type of shares that any one participant may receive during any calendar year period.

        We will not be permitted to reprice options or share appreciation rights under the 2005 Plan without stockholder approval. We also will not be permitted to grant discounted options or stock options with reload features. The 2005 Plan also does not contain an "evergreen" provision to automatically increase the number of shares issuable under the 2005 Plan.

        The following is a summary of the 2005 Plan. The full text of the 2005 Plan is attached as Annex B to this proxy statement, and the following summary is qualified in its entirety by reference to Annex B.

Plan Administration

        The compensation committee will have full authority to administer the 2005 Plan including determining recipients of awards and the amount and type of awards. The compensation committee will have the discretionary authority to interpret the 2005 Plan, to adopt, alter and repeal rules, guidelines and practices governing the 2005 Plan, to direct our employees or any of our advisors to prepare any materials or perform any analyses that the compensation committee deems necessary, appropriate or advisable and to otherwise supervise the administration of the 2005 Plan. The compensation committee may delegate responsibilities with regard to certain participants, such as participants who are not our executive officers, to members of our management. Each member of the compensation committee must be an "independent director" as defined in our Guidelines on Corporate Governance and an "outside director" as defined by Section 162(m) of the Code.

Limits on Plan Awards

        The board has reserved a maximum of 2,500,000 shares of common stock for issuance under the 2005 Plan. A participant may receive multiple awards under the 2005 Plan; provided that no participant may be granted awards exceeding a maximum of 250,000 shares of common stock during any calendar year.

        Shares delivered under the 2005 Plan will be authorized but unissued shares of our common stock, par value $0.01 per share. To the extent that any award payable in shares is forfeited or an award otherwise terminates or expires without the issuance of shares, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the 2005 Plan unless the participant who had been awarded those shares had already received dividends or other benefits of ownership with respect to those shares. A participant will not be deemed to have received a benefit of ownership with respect to any shares by exercising voting rights or by accumulating dividends that are not realized due to forfeiture or expiration or termination without the issuance of shares.

Eligibility and Participation

        The compensation committee has the sole discretion to designate participants under the 2005 Plan. All of our officers, employees and directors, as well as the officers, employees and directors of our affiliates, are eligible to receive awards under the 2005 Plan, but incentive stock options will be granted only to participants while actually employed by us or our affiliates. Awards will not be granted to a participant during any period of time that he or she is on a leave of absence. Awards granted to directors, which may include members of the compensation committee, must be ratified by a majority of the board.

Types of Plan Awards

        The compensation committee may grant the following types of awards under the 2005 Plan.

Stock Options

        Options to purchase shares of our common stock may be granted alone or in connection with other awards under the 2005 Plan. Options granted under the 2005 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The exercise price of any stock option granted under the 2005 Plan may not be less than the fair market value of the shares of common stock on the date the option is granted; provided that the exercise price of any incentive stock options may be not less than 110% of the fair market value of the shares of common stock at the date of grant. The exercise price is payable in cash, in shares of our common stock, by check or as otherwise permitted by the compensation committee.

        The compensation committee will determine the terms of each option at the time of the grant. Generally, the compensation committee has discretion to provide for an exercise term of up to ten years, or with respect to an incentive stock option, five years in the case of a participant who on the date of grant owns more than 10% of our outstanding voting stock. The compensation committee specifies at or after the date of grant the time or times at which, and in what proportions, an option becomes vested and exercisable. Generally, stock options may not be exercised until six months and one day following the date of grant. Vesting may be based on the continued service of the participant for specified time periods or on the company attaining specified performance goals or both. The compensation committee may waive installment exercise provisions and accelerate the vesting of options at any time.

        All stock options granted under the 2005 Plan are nontransferable except upon death, either by the participant's will or the laws of descent and distribution or pursuant to a qualified domestic relations order. In the case of options other than incentive stock options, a participant may transfer options during the participant's lifetime to, or for the benefit of, family members of the participant or to a charitable organization, as defined in the Code.

        In general, a stock option expires twenty-four months after termination of service if service ceases due to death or disability, thirty days after termination if the participant is terminated for "cause" as defined in the 2005 Plan, or three months after termination if service ceases for any other reason.

Share Appreciation Rights

        Share appreciation rights (which we refer to as SARs) may be granted in connection with a stock option or by an amendment to a non-qualified stock option. A SAR entitles a participant to surrender the unexercised portion of the related option and to receive a payment based on the excess of the fair market value of the shares of common stock covered by the surrendered portion of the related option on the date of surrender minus the exercise price of those shares. SARs may be exercised only when their related options are exercisable, and only when the fair market value of the shares covered by the SAR exceeds the price of the shares covered by the related option. SARs may be exercised pursuant to written notice of exercise. Each SAR will expire no later than the date that the related option expires. SARs may be payable in cash, in shares of common stock, in a combination of both or in the manner determined by the compensation committee at the time of exercise.

Restricted Shares

        Restricted shares granted under the 2005 Plan may be granted alone or in connection with other awards under the 2005 Plan or cash awards. Restricted shares represent shares of common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the compensation committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the company or the person, or both, attaining specified performance goals established by the compensation committee. Restricted shares will immediately vest, if the participant dies or becomes disabled. Subject to the restriction on and any vesting requirements, recipients of restricted shares will have the same rights as one of our stockholders, including all voting and dividend rights, during the restriction period, unless the compensation committee determines otherwise at the time of the grant.

Deferred Shares

        The compensation committee may grant awards of deferred shares under the 2005 Plan. Deferred shares will be subject to any deferral period deemed appropriate by the compensation committee.

Share Purchase Rights

        The compensation committee may grant awards of share purchase rights under the 2005 Plan.

Other Share-Based Awards

        The compensation committee may grant other awards valued by reference to, or otherwise based on, shares of common stock, performance shares, convertible preferred shares, convertible debentures, exchangeable securities and dividend equivalent rights. The compensation committee may settle any such awards in shares of common stock, restricted shares or cash.

Section 162(m) Awards

        Awards of stock options and share appreciation rights granted under the 2005 Plan will automatically qualify for the "performance-based compensation" exception under Section 162(m) of the Code pursuant to their expected terms. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the compensation committee discretion to decrease the amount of compensation payable).

Effect of Change in Control

        Awards under the 2005 Plan are generally subject to special provisions upon the occurrence of a "change in control" transaction, as defined below. Under the 2005 Plan, in the event of a change in control, any outstanding stock options, SARs or other equity awards under the 2005 Plan will generally become fully vested and exercisable. To the extent vested, the value of any outstanding awards generally will be paid to the participant at a certain price per share, as determined as of the date of the change in control. Subject to certain exceptions, the term "change in control" means: (i) following the occurrence of a "triggering event," a change in more than fifty percent (50%) of the independent members of the board of directors (determined as of the date sixty (60) days prior to the occurrence of the triggering event) at any time during the twelve month period immediately following the triggering event and (ii) following the occurrence of a triggering event, the failure of more than fifty percent (50%) of the non-independent members of the board of directors (determined as of the date sixty (60) days prior to the occurrence of the triggering event) to constitute a majority of the non-independent members of the board. As used in the 2005 Plan, the term "triggering event" means a merger, business combination, sale of the company or substantially all (i.e., 90% or more) of its assets, or a transaction that is substantially similar to any of the foregoing, if the company does not survive the consummation of the transaction.

Adjustments for Corporate Changes

        In the event of a merger, reorganization, consolidation, recapitalization, share dividend or share split or other change in our corporate structure, the compensation committee may approve any adjustments to the number and price of shares of common stock available for grant, as well as to other maximum limitations under the 2005 Plan. However, the number of shares of common stock subject to any award must be granted in whole shares only.

Term, Amendment and Termination

        The board may at any time, and from time to time, and in any respect amend, alter or discontinue the 2005 Plan. The board may seek the approval of any amendment or modification by our stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or another exchange or securities market or for any other purpose. No amendment or modification of the 2005 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award. No awards will be granted under the 2005 Plan on or after June 23, 2015.

Plan Benefits

        Future benefits under the 2005 Plan are not currently determinable.

U.S. Tax Treatment of Awards

Incentive Stock Options

        An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition") then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

        A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

        The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

        If a non-qualified option is exercised by tendering previously owned shares of common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: (i) a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; (ii) the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged; (iii) the optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; (iv) the optionee's basis in such excess shares will be equal to the amount of such compensation income; and (v) the holding period in such shares will begin on the date of exercise.

Share Appreciation Rights

        Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If any employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of the SARs. However, upon the settlement of an SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement. The federal income tax treatment of SARs may be effected beginning in 2005 by recently enacted changes in the Internal Revenue Code.

Other Awards

        Recipients of restricted shares are generally subject to ordinary income tax at the time the restrictions lapse on the shares, unless the recipient elects to accelerate recognition as of the date of grant. Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, we will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

Section 162(m)

        Compensation of persons who are our "covered employees" is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing us the full federal tax deduction otherwise permitted for this compensation. If approved by our stockholders, the 2005 Plan will enable the compensation committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

        The grant exercise of options and awards under the 2005 Plan to non-employee directors and to employees outside the United States may be taxed on a different basis.

        On [                        ] [    ], 2005, the closing price of our common stock traded on the New York Stock Exchange was $[            ] per share.

        RECOMMENDATION OF THE BOARD:    The board unanimously recommends that you vote "FOR" the proposal to approve the 2005 Equity Award Plan.

PROPOSAL NO. 4—AMENDMENT TO THE ARTICLES

        On March 11, 2005, our board adopted a resolution to amend, and to recommend our stockholders to approve, Article VI of our Third Articles of Amendment and Restatement, referred to as the "Articles," in order to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 500,000,000 shares. A form of Fourth Articles of Amendment and Restatement, marked to reflect proposed amendments to our Articles under this Proposal No. 4 and Proposal No. 5, is attached to this proxy statement as Annex C, and the following summary of the provisions of our Articles is qualified in its entirety by reference to Annex C.

        To effect this change, the total number of shares of stock authorized in our Articles would increase from 106,000,000 shares to 506,000,000 shares, because in addition to our common stock we are currently authorized to issue up to 6,000,000 shares of preferred stock. We are not proposing any change to the authorized number of shares of preferred stock. The full text of Article VI, Section 1 of the Articles as proposed to be amended by this proposal would be as follows:

          Section 1. Authorized Shares.    The total number of shares of stock which the Company has authority to issue is 506,000,000 shares, of which 500,000,000 are shares of common stock, $0.01 par value per share ("Common Stock"), and 6,000,000 shares are preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of the shares of authorized Common Stock and Preferred Stock is $5,000,000 and $60,000, respectively. The Board of Directors of the Company may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.

Reasons for and General Effect of the Proposed Amendment

        As of March 31, 2005, we had a total of 67,194,242 shares of common stock outstanding leaving a total of 32,805,458 shares of common stock available for future issuance. Our strategy for future growth contemplates potentially using our shares to acquire additional properties or in merger or business combination transactions. We do not, however, have any specific plans or proposals that we are considering at this time.

        If our stockholders approve the proposed amendment to our Articles, the additional authorized shares would give us the flexibility to issue stock in the future for any proper corporate purpose, including acquisitions or capital-raising transactions. Additional authorized shares would be issuable at the discretion of our board, without further action needed by our stockholders except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the New York Stock Exchange.

Certain Effects of the Proposed Amendment

        The proposed amendment to Article VI, Section 1 of our Articles to increase the number of shares of authorized common stock would not affect the rights of existing holders of common stock except to the extent that future issuances of common stock would reduce each existing stockholder's proportionate ownership. Holders of shares of existing common stock do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that you would not have a prior right to purchase any new issue of common stock in order to maintain your proportionate ownership. The issuance of additional shares of common stock could make it more difficult for a third party to acquire, or discourage a third party from attempting to acquire, control of us. We are not aware of any attempts on the part of a third party to effect a change of control, and the amendment has not been proposed to prevent a change of control.

        If the holders of a majority of our outstanding shares of common stock approve this proposal, the amended Articles, the Fourth Articles of Amendment and Restatement, will become effective when filed and accepted with and by the State Department of Assessments and Taxation of Maryland.

        RECOMMENDATION OF THE BOARD:    The board recommends that you vote "FOR" the amendment to our Third Articles of Amendment and Restatement in order to increase the number of shares of common stock authorized for issuance from 100.0 million to 500.0 million shares of common stock.

PROPOSAL NO. 5—AMENDMENT TO THE ARTICLES

        On March 11, 2005, our board adopted a resolution to amend and recommended that our stockholders approve, Article VIII of our Articles in order to make clear that the restrictions on ownership do not, and cannot in any way, impede settlement of trades in our common stock. A form of Fourth Articles of Amendment and Restatement, marked to reflect proposed amendments to our Articles under this Proposal No. 5 and Proposal No. 4, is attached to this proxy statement as Annex C, and the following summary of the provisions of our Articles is qualified in its entirety by reference to Annex C.

        To effect this change, we are proposing to add an additional section to Article VIII, which currently sets forth restrictions on the transfer of, and ownership limitations on, shares of our stock. As proposed, this new section, Section 20, would explain that the restrictions and limitations set forth in Article VIII do not, and cannot, impede the settlement of any transactions entered into or through the New York Stock Exchange ("NYSE") or any national securities exchange or automated inter-dealer quotation system. The full text of the new Article VIII, Section 20 as proposed to be amended would be as follows:

          Section 20. Settlement.    Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system.

        Further, we propose to specifically qualify Section 2(a)-(e) and Section 4 of Article VIII by adding the clause "subject to Section 20 of this Article VIII" to the beginning of each clause:

        If the holders of a majority of our outstanding shares of our common stock approve this proposal, the amended Articles, the Fourth Articles of Amendment and Restatement, will become effective when filed and accepted with and by the State Department Assessments and Taxation of Maryland.

        RECOMMENDATION OF THE BOARD:    The board recommends that you vote "FOR" this amendment to our Third Articles of Amendment and Restatement to clarify that the ownership limitations set forth in Article VIII cannot, and do not, impede the settlement of any transactions entered into through the NYSE or any national securities exchange or automated inter-dealer quotation system.

PERFORMANCE GRAPH

        The graphs below compare the cumulative total return on our common stock for the last five fiscal years, with the cumulative total return on the Standard & Poor's 500 Index and with the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Equity REIT Total Return Index and the Retail REIT Shopping Center subsector of the NAREIT Equity REIT Total Return Index (the "NAREIT Shopping Center Index") over the same period (assuming the investment of $100 in our common stock, the S&P 500 Total Return Index and the NAREIT Shopping Center Index on December 31, 1999, and the reinvestment of all dividends). Because we have elected to change the industry index to which our stock's performance is compared from the NAREIT Equity REIT Total Return Index, which was in last year's proxy statement, to the NAREIT Shopping Center Index, the graphs below include comparisons with both indices. We have elected to change indices because we believe that the companies included in the NAREIT Shopping Center Index are more reflective of our business and therefore provide a more meaningful comparison of stock performance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the compensation committee serves as an officer or employee of the company or any of our subsidiaries or formerly served as an officer of the company or any of our subsidiaries. In addition, no member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

STOCKHOLDER PROPOSALS

        We have not received any stockholder proposals for inclusion in this year's proxy statement. Section 14(a) of our Amended and Restated Bylaws requires that any stockholder intending to present a proposal for action by the stockholders at an annual meeting must give written notice of the proposal, containing specified information, to our corporate secretary not later than forty-five (45) days prior to the anniversary date of our proxy statement for the previous year's annual meeting. For our annual meeting to be held in 2006, the notice deadline under Section 14(a) of our Bylaws is March 15, 2006. A copy of the Bylaws may be obtained by written request to our corporate secretary at the address provided below.

        The Bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Securities and Exchange Commission Rule 14A-8 or affect a stockholder's right to present for action at an annual meeting any proposal so included. Rule 14A-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year's annual meeting. For our annual meeting to be held in 2006, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14A-8 must be received by our corporate secretary no later than December 31, 2005.

        All stockholder proposals should be submitted in writing and addressed to our corporate secretary, at Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

ANNEX A

INLAND REAL ESTATE CORPORATION

GUIDELINES ON CORPORATE GOVERNANCE

Overview

        The board of directors of Inland Real Estate Corporation (the "Company") recognizes the importance of good corporate governance. These Guidelines, along with the charters and practices of the board's various committees, reflect the board's commitment to monitor the effectiveness of policy and decision-making both at the board and management level, with a view to enhancing stockholder value over the long term. The board recognizes that corporate governance is a developing and dynamic area warranting periodic review. Accordingly, the board will review these Guidelines at least annually or more often if deemed necessary.

Board of Directors

        The board of directors' primary responsibility is to provide effective governance over the Company's affairs for the benefit of its stockholders, and to balance the interests of its diverse constituencies, including its customers, employees, suppliers and local communities. In all actions taken by the board, the directors are expected to exercise their business judgment in what they reasonably believe to be in the best interests of the Company. In discharging that obligation, directors may rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors.

Board Composition

        The board has the authority under the by-laws to set the number of directors, which may never be less than three nor more than nine. A majority of the directors must be "independent" in accordance with criteria established by the New York Stock Exchange ("NYSE") listing standards and any other applicable laws, rules and regulations regarding independence in effect from time to time. Candidates for nomination to the board will be selected by the Nominating and Corporate Governance Committee, and recommended to the board for approval, in accordance with the Guidelines recommended by the Committee, taking into consideration the overall composition of the board and areas of expertise that new board members might be able to offer. Directors are elected by the stockholders at each annual meeting to serve for a one-year term or until their successors are elected and qualified.

        The number of other public company boards on which a director may serve is subject to a case-by-case review by the Nominating and Corporate Governance Committee to ensure that each director is able to devote sufficient time to perform his or her duties as a director.

Retirement from the Board

        The Company has not adopted a mandatory retirement age for directors.

Evaluation of Board Performance/Term Limits

        The Nominating and Corporate Governance Committee will conduct an annual review of board performance, in accordance with guidelines recommended by the Committee and approved by the board. This review will include an individual assessment of each director's skills, areas of expertise, qualification as independent under the NYSE listing standards and any other applicable laws, rules and regulation regarding independence, consideration of any changes in a director's responsibilities that may have occurred since the director was first elected to the board, and any other factors deemed appropriate by the Committee. The results of the Committee's review of board performance will be summarized and presented to the board. The Company has not adopted term limits for directors.

Annex A-1

Board and Committee Meetings

        Directors are expected to attend board meetings and meetings of committees and subcommittees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and materials that are important to the board's understanding of the business to be conducted at a board committee meeting should be distributed to the directors prior to the meeting to provide ample time for review beforehand. The chairman will establish the agenda for each board meeting. Each board member is free to suggest items to be included on the agenda or to raise subjects that are not on the agenda for that meeting. The non-management directors will meet in executive session at each meeting both with the chief executive officer and without the chief executive office present. The independent directors have not selected one director to preside over these executive sessions. Instead, the presiding independent director will be selected by consensus at the commencement of the executive session based on the nature of the items to be addressed and the prior experience of each independent director.

Board Committees

        The standing committees of the board are the Audit Committee, the Nominating and Corporate Governance Committee, the compensation committee and the Management Committee. All members of these committees, other than the Management Committee, must satisfy the independence criteria, as determined by the board, set forth in the NYSE listing standards, and any other applicable laws, rules or regulations regarding independence. Committee members will be appointed by the board upon recommendation of the Nominating and Corporate Governance Committee, after consulting with the individual directors.

        Each committee, with the exception of the Management Committee, must have a written charter, which complies with the applicable NYSE listing standards, and other applicable laws, rules and regulations. The charters must set forth the mission and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and reporting to the board.

        The chair of each committee, in consultation with the committee members, has the power to determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The chair of each committee, in consultation with the appropriate members of the committee and senior management, is responsible for developing the committee's agenda. The agenda for each committee meeting will be furnished to all directors in advance of the meeting, and each independent director may attend any meeting of any committee, whether or not he or she is a member of that committee.

        The board and each committee will have the power to hire and fire independent legal, financial or other advisors, as they may deem necessary, without consulting or obtaining the approval of any officer of the Company.

        The board may, from time to time, establish or maintain additional committees as necessary or appropriate.

Director Access to Senior Management

        Directors will have full and free access to senior management and other employees of the Company. Any meeting or contacts that a director wishes to initiate may be arranged through the chief executive officer or the secretary or directly by the director. The board welcomes regular attendance at each board meeting by senior management of the Company.

Annex A-2

Director Compensation

        The form and amount of director compensation is determined by the board based upon the recommendation of the Nominating and Corporate Governance Committee. Directors who are employees of the Company or any of its subsidiaries or affiliates may not receive any compensation for their services as directors.

Director Orientation Continuing Education

        The Company will provide an orientation program for all new directors and a continuing education program for all members of the board. These programs will include presentations by senior management on, among other things, the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs and its Code of Ethics.

CEO Performance

        The compensation committee will conduct an annual review of the chief executive officer's performance. The board will review the report in order to ensure that the chief executive officer is providing the best leadership for the Company in the long and short term.

Succession Planning

        The compensation committee, or a subcommittee thereof, will make an annual report to the board on succession planning. The entire board will work with the compensation committee, or a subcommittee thereof, to nominate and evaluate potential successors to the chief executive officer to meet periodically with the compensation committee in order to make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for these individuals.

Insider Transactions

        The Company prohibits purchases of Company stock from employees (except in connection with the routine administration of employee stock option and other equity compensation programs). Directors and executive officers may not trade shares of Company common stock they receive under any of the Company's equity programs during an administrative "blackout" period affecting the Company's 401(k) plan or pension plan pursuant to which a majority of the Company's employees are restricted from trading shares of Company common stock or transferring funds into or out of the Company common stock fund, subject to any legal or regulatory restrictions and the terms of the Company's Insider Trading Policy.

Periodic Review

        The Nominating and Corporate Governance Committee will periodically review and reassess the adequacies of these Guidelines and recommend changes to the board for approval. The board reserves the right to amend these Guidelines from time to time as it determines to be desirable or appropriate.

Annex A-3

ANNEX B

INLAND REAL ESTATE CORPORATION
2005 EQUITY AWARD PLAN

SECTION 1.    Purpose; Definitions.

        The purpose of the Inland Real Estate Corporation 2005 Equity Award Plan (the "Plan") is to enable Inland Real Estate Corporation (the "Company") to attract, retain and reward officers, employees and directors of the Company and its Affiliates (as defined below) by offering them equity or equity-based incentives.

        For purposes of the Plan, the following initially capitalized terms shall have the following meanings:

        "Affiliate" means any entity (other than the Company) that is designated by the Board as a participating employer under the Plan.

        "Award" means any award of Stock Options, Share Appreciation Rights, Restricted Shares, Deferred Shares, Share Purchase Rights or Other Share-Based Awards under the Plan.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise provided by resolution of the Committee: (i) "Cause" as defined in any Individual Agreement to which the participant is a party; or (ii) if there is no such Individual Agreement or if it does not define "Cause," "Cause" shall mean: (A) conviction of the participant for committing a felony under federal or state law; (B) dishonesty in the course of fulfilling the participant's employment duties; (C) willful and deliberate failure on the part of the participant to perform the participant's employment duties in any material respect; or (D) prior to a Change in Control, any other events or actions as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the participant, have the sole discretion to determine whether "Cause" exists for purposes of this Plan, and its determination shall be final.

        "Change in Control" has the meaning set forth in Section 12(b) hereof.

        "Change in Control Price" has the meaning set forth in Section 12(c) hereof.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto.

        "Committee" means the compensation committee of the Board or any other committee authorized by the Board to administer the Plan; provided that all of the members of that committee are Independent Directors.

        "Company" means Inland Real Estate Corporation, a Maryland corporation, or any successor corporation or entity.

        "Deferred Shares" means an award of the right to receive Shares pursuant to Section 8 hereof.

        "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code or any successor section thereto.

        "Dividend Equivalent" means the cash, Shares, other Awards or other property equal in value to dividends paid by the Company with respect to a Dividend Equivalent Right.

        "Dividend Equivalent Right" has the meaning set forth in Section 10(a) hereof.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Annex B-1

        "Fair Market Value" means, as of a given date (in order of applicability): (i) the closing price of a Share on the national securities exchange on which the Shares are then trading on the day immediately prior to such date, or if Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Shares are not traded on a national securities exchange but are quoted on NASDAQ or any successor quotation system: (A) the last sale price (if Shares are then listed as a National Market Issue under the NASD National Market System); or (B) if Shares are not then so listed, the mean between the closing representative bid and asked prices for Shares on the day prior to such date as reported by NASDAQ or any successor quotation system; or (iii) if Shares are not publicly traded on a national securities exchange nor quoted on NASDAQ or any successor quotation system, the mean between the closing bid and asked prices for Shares, on the day prior to such date, as determined in good faith by the Committee; or (iv) if Shares are not publicly traded, the fair market value of a share as determined in good faith by the Committee.

        "Incentive Stock Option" means any Stock Option intended to be, that is designated as, and that otherwise qualifies as, an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor section thereto.

        "Independent Director" has the meaning set forth in Section 162(m) of the Code (or any successor section thereto) and the regulations promulgated thereunder.

        "Individual Agreement" means an employment or similar agreement between a participant and the Company or an Affiliate.

        "Non-Employee Director" has the meaning set forth under Section 16 of the Exchange Act or any successor section thereto.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Other Share-Based Awards" means an award granted pursuant to Section 10 hereof that is valued, in whole or in part, by reference to, or is otherwise based on, Shares.

        "Plan" means the Inland Real Estate Corporation 2005 Equity Award Plan, as may be amended, restated or modified from time to time.

        "Retirement" means retirement from active employment with the Company or an Affiliate.

        "Restricted Shares" means an award of Shares that is granted pursuant to Section 7 hereof and is subject to restrictions.

        "Section 16 Participant" means a participant under the Plan who is subject to Section 16 of the Exchange Act or any successor section thereto.

        "Share Appreciation Right" means an award of a right to receive an amount from the Company that is granted pursuant to Section 6 hereof.

        "Shares" means shares of the Company's common stock, par value $0.01 per share.

        "Stock Option" or "Option" means any option to purchase Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) that is granted pursuant to Section 5 hereof.

        "Share Purchase Right" means an award of the right to purchase Shares that is granted pursuant to Section 9 hereof.

        "The Inland Real Estate Group of Companies" means the marketing name for a group of separate legal entities that are either subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation.

Annex B-2

        "Triggering Event" means a merger, a business combination, a sale of the Company of substantially all (i.e., 90% or more) of the assets of the Company, or a transaction which is substantially similar to any of the foregoing if the Company does not survive the consummation of such transaction.

SECTION 2.    Administration.

        The Plan shall be administered by the Committee; provided that the Plan shall be administered by the Board if, and only to the extent that, a Committee does not exist. The Committee shall have full power to interpret and administer the Plan and full authority to select the participants to whom Awards will be granted, including the authority to determine the type and amount of any Award to be granted, the consideration, if any, to be paid for any Award, the timing of any Award, the terms and conditions of any Award, and the terms and conditions of any agreements that will be entered into with a participant in connection with any Award. As to the selection of and grant of Awards to participants who are not executive officers of the Company or an Affiliate, or Section 16 Participants, the Committee may delegate its responsibilities to members of the Company's management in any manner consistent with applicable law.

        The Committee shall have the authority to adopt, alter and repeal rules, guidelines and practices governing the Plan as it shall, from time to time, deem necessary, appropriate or advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); to direct employees of the Company or any of its advisors to prepare any materials or perform any analyses that the Committee deems necessary, appropriate or advisable; and otherwise to supervise the administration of the Plan.

        Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee with respect to the Plan, shall be final, binding and conclusive on the Company, its stockholders, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3.    Shares Subject to the Plan.

          (a)    Aggregate Shares Subject to the Plan.    Subject to adjustment as provided in Section 3(c) hereof, the total number of Shares reserved and available for Awards under the Plan is 2.5 million.

          (b)    Forfeiture or Termination of Awards of Shares.    If any Shares subject to any Award granted hereunder are forfeited or an Award otherwise terminates or expires without the issuance of Shares, the Shares subject to that Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the participant who had been awarded those forfeited Shares or the expired or terminated Award has theretofore received dividends or other benefits of ownership with respect to those Shares. For purposes of this Section 3(b), a participant shall not be deemed to have received a benefit of ownership with respect to any Shares by the exercise of voting rights, or by the accumulation of dividends that are not realized because of the forfeiture of the Shares or the expiration or termination of the related Award without issuance of the Shares.

          (c)    Adjustment.    In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Shares, any adjustments necessary to give effect to the change shall be made to the aggregate number of Shares reserved for issuance under the Plan, to the number and option price of Shares subject to outstanding Options, to the number and purchase price of Shares subject to outstanding Share Purchase Rights, to the number of outstanding Share Appreciation Rights, to the number of underlying Shares on which any Dividend Equivalent Rights will be

Annex B-3

  based, and to the number of Shares subject to Restricted Share Awards, Deferred Share Awards and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion; provided that the number of Shares subject to any Award shall always be a whole number and any fractional Shares shall be eliminated in the manner determined by the Committee.

          (d)    Annual Award Limit.    No participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 250,000 (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.

SECTION 4.    Eligibility.

        Awards may be made from time to time to those officers, employees and directors who are designated by the Committee, in its sole and exclusive discretion, as participants under the Plan. Eligible participants may include, but shall not be limited to, officers, employees and directors of the Company and any Affiliate; provided that Stock Options intended to qualify as Incentive Stock Options shall be granted only to participants while actually employed by the Company or an Affiliate. The Committee may grant more than one Award to the same participant. No Award shall be granted to any participant during any period of time that the participant is on a leave of absence. Awards granted to directors of the Company, which may include members of the Committee, must be ratified by a majority of the Board.

SECTION 5.    Stock Options.

          (a)    Grant.    Stock Options may be granted alone, in addition to or in tandem with other Awards or cash awards made outside the Plan. The Committee shall determine the participants to whom, and the time or times at which, grants of Stock Options will be made, the number of Shares that may underlie each Stock Option, and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c) hereof. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve and shall be either: (i) an Incentive Stock Option; or (ii) a Non-Qualified Stock Option. Subject to Section 5(c) hereof, the Committee may grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options to any one participant.

          (b)    Terms and Conditions.    Options granted under the Plan shall be evidenced by an agreement ("Option Agreements") and shall be subject to the terms and conditions contained therein to the extent not inconsistent with the Plan including:

      (i)
      Exercise Price.    The exercise price per Share issuable under a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Shares at the date of grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Shares at the date of grant in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations or entities as determined under Sections 424(d), (e) and (l) of the Code (or any successor sections thereto)).

      (ii)
      Option Term.    The term of each Stock Option shall be determined by the Committee and may not exceed ten years from the date the Option is granted (or, with respect to an Incentive Stock Option, five years in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations or

Annex B-4

        entities as determined under Sections 424(d), (e) and (l) of the Code (or any successor sections thereto)).

      (iii)
      Exercise.    Stock Options shall be exercisable at such time or times as determined by the Committee at or after the date of grant; provided, however, that except as provided in Section 5(b)(6) and Section 13 hereof and unless otherwise determined by the Committee at or after the date of grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable in installments or only after specified exercise dates, the Committee may waive, in whole or in part, the installment exercise provisions, and may accelerate any exercise date or dates, at any time at or after the date of grant, based on any factor the Committee shall determine in its sole discretion.

      (iv)
      Method of Exercise.    Subject to any installment exercise provisions that apply with respect to any Stock Option and the provisions of Section 5(b)(3) hereof, a Stock Option may be exercised by the holder thereof in whole or in part, at any time during the Option period, by giving to the Company written notice of exercise specifying the number of Shares to be purchased. The notice shall be accompanied by payment in full of the aggregate exercise price of the Shares for which the Option is exercised, in cash, Shares, check or any other form as the Committee may accept. The value of each Share surrendered or withheld shall be equal to 100% of the Fair Market Value of the Shares on the date the option is exercised.

      No Shares shall be issued upon exercise of an Option until full payment of the aggregate exercise price has been received by the Company. Except in connection with the tandem award of Dividend Equivalent Rights a participant shall not have rights to dividends or any other rights of a stockholder with respect to any Shares underlying an Option unless and until the participant has given written notice of exercise, has paid the aggregate exercise price, has given, if requested, the representation described in Section 15(a) hereof, and the Shares have been issued to the participant.

      (v)
      Non-Transferability of Options.    No Stock Option shall be transferable by any participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the participant may transfer the Option, other than an Incentive Stock Option, during the participant's lifetime to one or more members of the participant's family, to one or more trusts for the benefit of one or more of the participant's family, to a partnership or partnerships of members of the participant's family, or to a charitable organization as defined in Section 501(c)(3) of the Code (or any successor section thereto); provided that no consideration is paid for the transfer and the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to the Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

          (vi)    Termination of Employment.

      (1)
      Termination by Death.    Subject to Sections 5(b)(3) and 5(c) hereof, if any participant dies while employed by the Company or an Affiliate, then any Stock Option held by that participant may thereafter be exercised for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) from the date of

Annex B-5

        death. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options) from the date of death.

      (2)
      Termination by Reason of Disability.    Subject to Sections 5(b)(3) and 5(c) hereof, if a participant's employment with the Company or an Affiliate terminates by reason of Disability, any Stock Option held by the participant shall become immediately and automatically vested and exercisable by the participant or by the participant's duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant's Disability, for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) from the date employment is terminated by reason of Disability; and if the participant dies within the two year period (or with respect to an Incentive Stock Option, the one year period), any unexercised Stock Option held by the participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) for the duration of the two year period (or one year period in the case of an Incentive Stock Option) from the date employment is terminated by reason of Disability. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options) from the date that employment is terminated by reason of Disability.

      (3)
      Termination for Cause.    Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a participant's employment with the Company or an Affiliate terminates for Cause, any unvested Stock Options will be forfeited and terminated immediately upon termination and any vested Stock Options held by the participant shall terminate 30 days after the date employment terminates for Cause. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within 30 days from the date the employment terminates for Cause.

      (4)
      Other Termination.    Unless otherwise determined by the Committee at or after the date of grant, if a participant's employment with the Company or an Affiliate terminates for any reason other than death, Disability, or for Cause, all Stock Options held by the participant shall terminate three months after the date employment terminates. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within three months after the date employment terminates.

      (5)
      Leave of Absence.    A leave of absence granted a participant by the Company or an Affiliate shall not constitute a termination of employment; provided that, in the case of an Incentive Stock Option, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or applicable law.

          (c)    Incentive Stock Options.    Notwithstanding Sections 5(b)(5) and (6) hereof, an Incentive Stock Option shall be exercisable by (i) a participant's authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant's Disability) only if, and to the extent, permitted by Section 422 of the Code (or any successor

Annex B-6

  section thereto) and (ii) by the participant's estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the Incentive Stock Option was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, and no discretion or authority granted under the Plan shall be exercised, so as to disqualify the Plan under Section 422 of the Code (or any successor section thereto) or, without the consent of the participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code (or any successor section thereto).

          (d)    Buyout Provisions.    The Committee may, at any time, buy out for a payment in cash, Shares, Deferred Shares or Restricted Shares any Option previously granted, based on such terms and conditions as the Committee shall agree in writing with the participant, but no transaction involving a Section 16 Participant shall be structured or effected in a manner that would result in any liability on the part of the participant under Section 16(b) of the Exchange Act (or any successor section thereto) or the rules and regulations promulgated thereunder.

SECTION 6.    Share Appreciation Rights.

          (a)    Grant.    Share Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Non-Qualified Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Share Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the participant's Option Agreement.

          (b)    Terms and Conditions.    The following terms and conditions will apply to all Share Appreciation Rights that may be granted in connection with any Option:

      (i)
      Rights.    Share Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Share Appreciation Right, to surrender to the Company, unexercised, that portion of the underlying Option relating to the same number of Shares as is covered by the Share Appreciation Right (or the portion of the Share Appreciation Right so exercised) and to receive in exchange from the Company specified consideration in an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the Shares covered by the surrendered portion of the underlying Option minus (y) the exercise price of the Shares covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of any Share Appreciation Right.

      (ii)
      Surrender of Option.    Upon the exercise of a Share Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, will not thereafter be exercisable. The terms of the underlying Option shall provide a method by which an alternative Fair Market Value of the Shares on the date of surrender shall be calculated based on one of the following: (x) the closing price of the Shares on the national securities exchange on which the Shares are then traded on the business day immediately preceding the date of surrender; (y) the highest closing price of the Shares on the national securities exchange on which the Shares have been traded during the 90 days immediately preceding the Change in Control; or (z) the greater of (x) and (y).

      (iii)
      Exercise.    In addition to any further conditions upon exercise that may be imposed by the Committee, the Share Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable, except that in no event will a Share Appreciation Right held by a Section 16 Participant be exercisable within the first six

Annex B-7

        months after it is awarded even though the related Option is or becomes exercisable, and each Share Appreciation Right will expire no later than the date on which the related Option expires. A Share Appreciation Right may be exercised only at a time when the Fair Market Value of the Shares covered by the Share Appreciation Right exceeds the exercise price of the Shares covered by the underlying Option.

      (iv)
      Method of Exercise.    Share Appreciation Rights may be exercised by the participant giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights the participant has elected to exercise and surrendering the portion of the underlying Option relating to the same number of Shares as the number of Share Appreciation Rights elected to be exercised.

      (v)
      Payment.    The manner in which the Company's obligation arising upon the exercise of the Share Appreciation Right will be paid will be determined by the Committee in its sole discretion and shall be set forth in the participant's Option Agreement. Except as provided herein, the Committee may provide for payment in Shares, cash, or a fixed combination of Shares and cash, or the Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised. Shares issued upon the exercise of a Share Appreciation Right will be valued at their Fair Market Value on the date of exercise.

SECTION 7.    Restricted Shares.

          (a)    Grant.    Restricted Shares may be issued alone, in addition to or in tandem with other Awards or cash awards made outside the Plan. The Committee shall determine the participants to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded, the price, if any, to be paid for the Restricted Shares, subject to Section 7(b) hereof, the date or dates upon which Restricted Share Awards will vest, the period or periods within which those Restricted Share Awards may be subject to forfeiture, and the other terms and conditions of those Awards in addition to those set forth in Section 7(b) hereof. The Committee may condition the grant of Restricted Shares in any manner determined by the Committee in its sole discretion.

          (b)    Terms and Conditions.    Restricted Shares awarded under the Plan shall be subject to the terms and conditions determined by the Committee in its sole discretion. A participant who is awarded Restricted Shares shall not have any rights with respect to that Award unless and until the participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Award. In addition:

      (i)
      The purchase price, if any, for Restricted Shares shall be determined by the Committee at the time of grant.

      (ii)
      Awards of Restricted Shares must be accepted by executing a Restricted Share award agreement and paying the price, if any, that is required under Section 7(b)(1) hereof.

      (iii)
      Each participant receiving an award of Restricted Shares shall be issued a stock certificate registered in the name of the participant and bearing an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.

      (iv)
      The stock certificates evidencing the Restricted Shares be held in custody by the Company until the restrictions lapse, and as a condition of any award of Restricted Shares, the participant shall deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

Annex B-8

      (v)
      Subject to the provisions of this Plan and the Restricted Share award agreement, during a fixed period determined by the Committee commencing with the date of the Award (the "Restriction Period"), the participant shall not sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by the Award for the period determined by the Committee ("Minimum Restriction Period") unless otherwise determined by the Committee at the time of grant. Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may accelerate or waive restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine in its sole discretion.

      (vi)
      Except as provided in this Sections 7(b)(5) through 7(b)(7) hereof, the participant shall have, with respect to the Restricted Shares awarded, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive any dividends paid by the Company with respect to the Shares.

      (vii)
      All Restricted Shares issued under the Plan (including any Shares received by participants with respect thereto as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to restrictions on transfer as deemed necessary by the Committee in its sole discretion. In order to enforce the restrictions imposed upon any Restricted Shares, the Committee shall cause a legend or legends to be placed on each certificate representing the Shares that are subject to the restrictions. If a participant makes an election under Section 83(b) of the Code (or any successor section thereto) to be taxed with respect to the Restricted Shares as of the date of transfer of the Shares rather than as of the date or dates upon which the participant would otherwise be taxable under Section 83(a) of the Code (or any successor section thereto), the participant shall deliver a copy of the election to the Company immediately after filing the election with the Internal Revenue Service.

      (viii)
      Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant's employment with the Company or an Affiliate terminates by reason of death, any Restricted Shares held by that participant shall thereafter vest subject to any restrictions applicable to the Shares.

      (ix)
      Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant's employment with the Company or an Affiliate terminates by reason of Disability, any Restricted Shares held by that participant shall thereafter vest subject to any restrictions applicable to the Shares.

      (x)
      Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant's employment with the Company or any Affiliate terminates for any reason other than death or Disability, the Restricted Shares held by that participant that are unvested or subject to restriction at the time of termination shall thereupon be forfeited.

          (c)    Minimum Value.    The Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Shares, to the recipient of an Award of Restricted Shares, subject to the terms and conditions as may be specified by the Committee.

Annex B-9

SECTION 8.    Deferred Shares.

        The Committee may grant awards of Deferred Shares under the Plan. The Committee shall determine the recipients of, and the terms and conditions governing, any Awards of Deferred Shares granted under the Plan including the length of any deferral period.

SECTION 9.    Share Purchase Rights.

        The Committee may grant awards of Share Purchase Rights under the Plan. The Committee shall determine the recipients of, and the terms and conditions governing Awards of Share Purchase Rights granted under the Plan.

SECTION 10.    Other Share-Based Awards; Interest Equivalents.

          (a)    Other Share-Based Awards.    The Committee also may grant other awards that are valued, in whole or in part, by reference to, or are otherwise based on, Shares including performance shares, convertible preferred shares, convertible debentures, exchangeable securities and Dividend Equivalent Rights (as defined below). The Committee also will have the right, in its sole discretion, to settle any of these other awards in Shares, Restricted Shares or cash.

          A dividend equivalent right ("Dividend Equivalent Right") is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if the Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted under the Plan to any participant as a component of another Award or as a freestanding award. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional Dividend Equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, in each case as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that the Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other Award, and the Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as the other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the other Award.

          (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for the credit of interest equivalents with respect to the cash payment. Interest equivalents may be compounded and shall be paid on the terms and conditions as may be specified by the Committee in connection with the grant of the other Award.

          (c)    Termination of Employment.    Except as may otherwise be provided by the Committee either in an agreement entered into in connection with the Award or in writing after the Award is granted, a participant's rights in all Dividend Equivalent Rights or interest equivalents (other than any accrued but unpaid Dividend Equivalent Rights or interest equivalents) shall automatically terminate upon the date that a participant's employment with the Company or an Affiliate terminates for any reason other than death or Disability. Any accrued but unpaid Dividend Equivalent Rights or interest equivalents shall be paid by the Company within three months after the termination of the participant's employment with the Company or an Affiliate.

Annex B-10

SECTION 11.    Form and Timing of Payment Under Awards; Deferrals.

        Subject to the terms of the Plan and any applicable agreement entered into in connection with an Award (as may be amended pursuant to Section 13 hereof), payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Subject to the terms of the Plan and any applicable agreement entered into in connection with an Award, the settlement of any Award may be accelerated and cash paid in lieu of Shares. Installment or deferred payments may be required by the Committee or permitted at the election of the participant on terms and conditions approved by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

SECTION 12.    Change in Control Provision.

          (a)    Impact of Event.    In the event of a "Change in Control":

      (i)
      any Stock Options awarded under the Plan not previously exercisable and vested shall immediately become fully exercisable and vested;

      (ii)
      any Share Appreciation Rights shall become immediately exercisable;

      (iii)
      the restrictions applicable to any Restricted Share Awards, Deferred Shares, Share Purchase Rights and Other Share-Based Awards shall lapse and the Shares and Awards shall be deemed fully vested; and

      (iv)
      the value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price as of the date the Change in Control is determined to have occurred.

  Notwithstanding the provisions of Sections 12(a)(1) through 12(a)(3) hereof, the acceleration of any Award or the lapse of restrictions with respect to Awards granted to any Section 16 Participant that has been held by the participant for less than six months and one day as of the date that the Change in Control is determined to have occurred must be approved by the Committee or the Board.

          (b)    Definition of Change in Control.    For purposes of this Section 12, a "Change in Control" shall mean: (i) following the occurrence of a Triggering Event, a change in more than 50% of the "independent" members of the Board (determined as of the date sixty (60) calendar days prior to the date of the Triggering Event) at any time during the twelve month period immediately following the Triggering Event and (ii) following the occurrence of a Triggering Event, more than 50% of the non-independent members of the Board (determined as of the date sixty (60) calendar days prior to the date of the Triggering Event) fail to constitute a majority of the non-independent members of the Board; provided, however, that any individual becoming a member of the Board who is an employee of any of The Inland Real Estate Group of Companies at the time of his or her election or appointment to the Board shall be treated as if he or she were a member of the Board as of the date sixty (60) calendar days prior to the date of the Triggering Event. For purposes of the foregoing clause (i), a person shall be considered "independent" if he or she is deemed to be independent in accordance with criteria established by the New York Stock Exchange corporate governance rules and listing standards, and any other laws, rules and regulations regarding independence in effect from time to time, as the same may be applicable to the Company.

Annex B-11

          (c)    Change in Control Price.    For purposes of this Section 12, "Change in Control Price" means the highest price per Share paid in any transaction reported on the national securities exchange on which the Shares are then traded, or paid or offered in any bona fide transaction related to the Change in Control of the Company, at any time during the 60 day period immediately preceding the occurrence of the Change in Control as determined by the Committee in its sole discretion.

SECTION 13.    Amendments and Termination.

        The Board may at any time amend, alter or discontinue the Plan; provided that amending, altering or discontinuing the Plan shall not (i) impair the rights of a participant under an Award previously granted without the participant's consent or (ii) require stockholder approval under any applicable law or regulation (including any applicable regulation of any national securities exchange on which the Shares are then traded), unless stockholder approval is received. The Company shall seek stockholder approval of any amendments to the Plan required pursuant to Section 162(m) of the Code (or any successor section thereto) or that would materially increase the benefits accruing to participants under the Plan or the number of Shares subject to the Plan so long as approval is required by law or regulation (including any applicable regulation of any national securities exchange on which the Shares are then traded).

        The Committee may at any time, in its sole discretion, amend the terms of any Award; provided that no amendment to an Award may: (i) impair the rights of a participant under an Award theretofore granted without the participant's consent; (ii) make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding the Award without the participant's consent; or (iii) be deemed to be a "repricing" as defined under Item 402(i)(1) of Regulation S-K.

        Subject to the foregoing provisions of this Section 13, the Board shall have all necessary authority to amend the Plan, clarify any provision or to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 14.    Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a participant by the Company, nothing contained herein shall give that participant any rights that are greater than those of a general unsecured creditor of the Company.

SECTION 15.    General Provisions.

          (a)   The Committee may require each participant acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof. The certificates for any Shares may include any legends that the Committee deems necessary, appropriate or advisable to reflect any restrictions on transfer. All Shares or other securities delivered under the Plan shall be subject to stop transfer orders and other restrictions as the Committee may deem necessary, appropriate or advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange upon which the Shares are then traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificate for any Shares to make appropriate reference to those restrictions.

          (b)   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements with respect to its officers, employees or directors.

Annex B-12

          (c)   Neither the adoption of the Plan, nor its operation, nor any document or agreement describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a director, of the Company or an Affiliate, or shall in any way affect the right and power of the Company or an Affiliate to terminate the employment, or service as a director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or Affiliate might have done if the Plan had not been adopted.

          (d)   For purposes of this Plan, a transfer of a participant between the Company and any Affiliate shall not be deemed a termination of employment.

          (e)   No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to that amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including unrestricted Shares previously owned by the participant or Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any right by a Section 16 Participant to elect to settle any tax withholding obligation with Shares that are part of an Award must be set forth in an agreement evidencing that Award or be approved by the Committee in its sole discretion. The obligations of the Company under the Plan shall be conditional on those payments or arrangements and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise payable to the participant.

          (f)    The actual or deemed reinvestment of dividends or Dividend Equivalents in additional Restricted Shares (or in Deferred Shares or other types of Awards) at the time of any dividend payment shall be permissible only if sufficient Shares are available under Section 3 hereof for reinvestment (after giving effect to the exercise of all Stock Options then outstanding).

          (g)   The Plan, all Awards made and actions taken hereunder and thereunder and any agreements relating hereto or thereto shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to its conflicts of law principles.

          (h)   All agreements entered into with participants pursuant to the Plan shall be subject to the terms and conditions of the Plan.

          (i)    The provisions of Awards need not be the same with respect to each participant.

SECTION 16.    Shareholder Approval; Effective Date of Plan.

        The Plan was adopted by the Board on February 28, 2005 and is subject to approval by the holders of the Company's outstanding Shares. If the Plan is not so approved within twelve (12) months after the date the Plan was adopted by the Board, the Plan and any Awards granted hereunder in the interim shall be null and void ab initio. However, if the Plan is so approved, no further stockholder approval shall be required with respect to the granting of Awards pursuant to the Plan or any other actions taken by the Board or the Committee hereunder or thereunder.

SECTION 17.    Term of Plan.

        No Award shall be granted pursuant to the Plan on or after June 23, 2015, but Awards granted prior to that date may extend beyond that date.

Annex B-13

ANNEX C

INLAND REAL ESTATE CORPORATION
~~THIRD~~FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT

To ~~the~~State Department of Assessments and Taxation, State of Maryland:

        Pursuant to the provisions of Section 2-~~608~~609 of the Maryland General Corporation Law, Inland Real Estate Corporation ~~(the "corporation")~~, a Maryland corporation ~~having its principal office in Baltimore City~~(the "Company"), hereby certifies that:

        FIRST:    The ~~corporation~~Company desires to amend and restate its ~~Second~~Third Articles of Amendment and Restatement as currently in effect and hereinafter amended.

        SECOND:    The following provisions ~~hereinafter~~ set forth in ~~the Third~~these Fourth Articles of Amendment and Restatement are all the provisions of the charter of the ~~corporation~~Company as currently in effect~~.~~ and as hereinafter amended:

        ~~THIRD:    The Third Articles of Amendment and Restatement of the corporation has been approved by the entire Board of Directors of the corporation and by the stockholders of the corporation.~~

ARTICLE I
NAME

        The name of the corporation is: Inland Real Estate Corporation.

ARTICLE II
PURPOSE

        The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

        The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Incorporated at 32 South Street, Baltimore, Maryland 21202. The resident agent is a corporation located in the State of Maryland.

ARTICLE IV
INCORPORATOR

        The name and address of the incorporator shall be Don S. Hershman, 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611.

Annex C-1

ARTICLE V
DEFINITIONS

        For the purposes of these Articles, the following terms shall have the following meanings:

        "ACQUISITION EXPENSES" means expenses related to the Company's selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, non-refundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personnel and miscellaneous expenses related to the selection and acquisition of properties.

        "AFFILIATE" means: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

        "AVERAGE INVESTED ASSETS" shall mean, for any period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar noncash reserves, computed by taking the average of such values at the end of each month during such period.

        "COMPETITIVE REAL ESTATE COMMISSION" means the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

        "CONTRACT PRICE FOR THE PROPERTY" means the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of Acquisition Expenses.

        "DEVELOPMENT FEE" means a fee for the packaging of a property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

        "DIRECTORS" means the members of the Board of Directors of the Company.

        "EQUITY STOCK" shall mean stock that is either Common Stock and/or Preferred Stock of the Company.

        "INDEPENDENT DIRECTORS" means the Directors who perform no other services for the Company, except as Directors.

        "INDEPENDENT EXPERT" shall mean a person with no current or prior business or personal relationship with the Directors and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

        "LEVERAGE" shall mean the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

        "NET ASSETS" or "NET ASSET VALUE" means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly on a basis consistently applied.

Annex C-2

        "NET INCOME" means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company's assets.

        "ORGANIZATION AND OFFERING EXPENSES" means those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing Shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants' and attorneys' fees.

        "OWNERSHIP LIMIT" means the beneficial ownership of no more than 9.8% of the outstanding Shares of the Company.

        "PARTICIPANT" means a Stockholder who purchases Shares pursuant to this Offering and elects to participate in the DRP.

        "PERSON" means any natural person, partnership, corporation, association, trust, limited liability company or other legal entity.

        "REIT" means a corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

        "ROLL-UP" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include:

          (a)   a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

          (b)   a transaction involving the conversion to corporate, trust or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

    (i)
    Stockholders' voting rights;

    (ii)
    the term and existence of the Company; or

    (iii)
    the Company's investment objectives.

        "ROLL-UP ENTITY" means a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

        "SHARES" means the common stock, par value $.01 per share, of the Company.

        "STOCKHOLDERS" means holders of shares of Common Stock.

        "TOTAL OPERATING EXPENSES" means the aggregate expenses of every character paid or incurred by the Company as determined under generally accepted accounting principles, but excluding:

          (a)   the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such

Annex C-3

  expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Shares;

          (b)   interest payments;

          (c)   taxes;

          (d)   non-cash expenditures such as depreciation, amortization and bad debt reserves; and

          (e)   Acquisition Expenses, real estate commissions on resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

ARTICLE VI
STOCK

        Section 1.    Authorized Shares.    The total number of shares of stock which the Company has authority to issue is ~~106,000,000~~506,000,000 shares, of which ~~100,000,000~~500,000,000 are shares of common stock, $0.01 par value per share ("Common Stock"), and 6,000,000 shares are preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of the shares of authorized Common Stock and Preferred Stock is $~~1,000,000~~5,000,000 and $60,000, respectively. The Board of Directors of the Company ~~is authorized, from time to time, to issue any additional stock or convertible securities and to~~may classify or reclassify~~, as the case may be, any unissued shares of stock of the Company without approval of the holders of outstanding~~ any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.

        Section 2.    Liquidation.    Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

        Section 3.    Common Stock.

          (a)   Subject to the provisions of Article VIII regarding Excess Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of stockholders.

          (b)   Subtitle 7 of Title 3 of the Maryland General Corporation Law (or any successor statute) ("Maryland Law") shall not apply to any acquisition of shares of stock by any Existing Holder (as defined herein) that is not prohibited or restricted by Article VIII of these Articles.

          (c)   Notwithstanding any provision of Maryland Law to the contrary, the Company shall not, without the concurrence of holders of at least a majority of the outstanding Shares: (i) amend these Articles: (ii) dissolve or liquidate the Company; or (iii) remove the Directors.

          (d)   With respect to Shares owned by the Directors or any Affiliate, neither the Directors, nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Directors, or any Affiliate or any transaction between the Company and any of them. Shares held by the Directors and their Affiliates shall not be included in determining the number of outstanding Shares entitled to vote on the matters as described above.

        Section 4.    Preferred Stock.    Shares of Preferred Stock may be issued, from time to time, in one or more series, as authorized by the Board of Directors. Prior to issuance of shares of each series, the Board of Directors by resolution shall: (i) designate that series to distinguish it from all other series

Annex C-4

and classes of stock of the Company; (ii) specify the number of shares to be included in the series and, subject to the provisions of Article VIII regarding Excess Stock, shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles, the Board of Directors may increase or decrease the number of shares of, or alter the designation classify or reclassify, any unissued shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, and, subject to the provisions of Article VIII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

        Section 5.    Articles of Incorporation and Bylaws.    All persons who shall acquire stock in the Company shall acquire the same subject to the provisions of these Articles and the Bylaws of the Company as amended.

        Section 6.    Liability of Stockholders.    The Shares of the Company will be nonassessable by the Company.

ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN
POWERS OF THE COMPANY AND OF ITS DIRECTORS AND
STOCKHOLDERS

        Section 1.    Number and Classification.    The number of Directors of the Company shall never be less than three, nor more than nine, a majority of which will be Independent Directors. A Director shall have had at least three years of relevant real estate experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience. The names of the current Directors who shall ~~serve effective as of the effective date of the Company's Registration Statement with the Securities and Exchange Commission and until the first annual meeting of the Stockholders and~~act until their successors are duly elected and qualified are:

    ~~Robert D. Parks~~
    ~~G. Joseph Cosenza~~
    ~~Douglas R. Finlayson, M.D.~~     Roland W. Burris (Independent Director)
    Thomas P. D'Arcy (Independent Director)
    Daniel L. Goodwin
    Joel G. Herter     (Independent Director)
    Heidi N. Lawton (Independent Director)
    Thomas H. McAuley
    Thomas R. McWilliams     (Independent Director)
    Robert ~~L. Sohol (Independent Director)~~D. Parks
    Joel D. Simmons

        Section 2.    Term.    Each director will be elected for a one year term and will hold office for the term for which he or she is elected and until his or her successor is duly elected and qualified.

        Section 3.    Removal.    A director may be removed with or without cause by the affirmative vote of the holders of at least a majority of all the votes entitled to be cast for the election of directors. A special meeting of the stockholders may be called, in accordance with the Bylaws of the Company, upon the written request of stockholders holding 10% or more of the shares of the Company entitled to vote at such meeting for the purpose of removing a director.

Annex C-5

        Section 4.    Authorization by Board of Stock Issuance.    The Board of Directors of the Company may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws of the Company or under Maryland Law.

        Section 5.    Preemptive Rights.    Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article VII, Section 4, no holder of shares of stock of the Company shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company which it may issue or sell.

        Section 6.    Indemnification.

          (a)   The Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of Maryland Law, to indemnify and pay or reimburse reasonable expenses to any Director (each an "Indemnified Party") provided, that (i) the Director has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Director was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party, except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Company and not from the Stockholders.

          (b)   The Company shall not indemnify a Director for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission (the "Commission") and the published opinions of the Tennessee Securities Division and any other state securities regulatory authority in which securities of the Company were offered and sold as to indemnification for securities law violations.

          (c)   The Company may advance amounts to persons entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

          (d)   The Company shall have the power to purchase and maintain insurance on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it

Annex C-6

  could not be indemnified under the Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.

        Section 7.    Choice of Law.    These Articles and the Bylaws, as amended, shall be construed in accordance with the laws of the State of Maryland and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 7.

        Section 8.    Determinations by Board.    The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); and (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; and any matters relating to the acquisition, holding and disposition of any assets by the Company.

        Section 9.    Reserved Powers of Board.    The enumeration and definition of particular powers of the Board of Directors included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under Maryland Law as now or hereafter in force.

        Section 10.    REIT Qualification.    The Board of Directors shall use its reasonable best efforts to cause the Company and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interests of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company's REIT election pursuant to Section 856(g) of the Code.

        The Company is an infinite-life REIT which may be dissolved pursuant to the procedures set forth in the MGCL at any time by the affirmative vote of a majority of the Stockholders. However, should the Board of Directors determine within five years of the date of the Prospectus that the Shares will not be listed for trading on a national stock exchange or market, the Company anticipates recommending to the Stockholders that the Company be liquidated within ten years of the date thereof.

        Section 11.    Distributions.    Prior to the completion of the acquisition of the properties with the proceeds of the Company's offering, Distributions to Stockholders shall be declared and payable quarterly, in amounts as may be determined by the Board of Directors out of funds legally available. Upon completion of the acquisition process, the Company will pay regular monthly Distributions to its Stockholders. Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available

Annex C-7

concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days of making such Distribution. Distributions in-kind shall not be permitted, except for distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles; or (iii) distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the property; (b) the Directors offer each Stockholder the election of receiving in-kind property distributions, and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors' offer. The Directors shall endeavor to declare and pay such distributions as shall be necessary under the Code; however, Stockholders shall have no right to any distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 11 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any person in whose name any Shares are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability related to the application thereof.

        Section 12.    Distribution Reinvestment Program.    The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

          (a)   All material information regarding the distribution to the Stockholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

          (b)   Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (a) above.

        Section 13.    [Reserved]

        Section 14.    Termination of the Company.    The Board of Directors may terminate the existence of the Company and discontinue the operations of the Company only upon the affirmative vote, at a meeting of stockholders called for that purpose, of a majority of the voting power of the Company entitled to vote or the written consent of a majority of the voting power of the Company entitled to vote.

        Section 15.    Limitation on Transactions with Affiliates.    The Company shall not sell property or make loans (except as provided under Article IX(c)) to any Director or Affiliates thereof. In all other cases in which the Company shall enter into a transaction with Director or Affiliates thereof, an appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. The Company shall not purchase property from, borrow money from, invest in joint ventures with or enter into transactions with any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that the transaction is fair and reasonable to the Company and is on terms and conditions no less favorable than from unaffiliated third parties. With respect to property which the Company purchases from a Director or Affiliate thereof, the price to the Company may not exceed the cost of the assets of such Director or Affiliate thereof, or if the price to the Company is in excess of such cost, substantial justification for such excess must exist, and such excess must be reasonable. In no event shall the cost of such asset to the Company ever exceed its current appraised value.

Annex C-8

        Section 16.    Limitation on Total Operating Expenses.    The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Company or 25% of the Company's Net Income. The Independent Directors have a fiduciary responsibility to limit the Company's annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Invested Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the Independent Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Directors' conclusion.

        Section 17.    Limitation on Borrowing.    The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least 95% of its REIT Taxable Income, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The maximum amount of borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% level shall be subject to the approval by a majority of the Stockholders. The Company shall not borrow funds from any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that such transaction is fair and reasonable and no less favorable to the Company than from unaffiliated parties under the same or similar circumstances.

        Section 18.    Limitation on Real Estate Commissions.    If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property ("Competitive Real Estate Commission"), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the property.

        Section 19.    [Reserved]

        Section 20.    Limitation on Acquisition Fees and Expenses.    The total of all Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall in no event exceed an amount equal to 6% of the Contract Price for the Property, unless a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being commercially competitive, fair and reasonable to the Company.

        Section 21.    Determination of Consideration.    The consideration paid for real property acquired by the Company shall ordinarily be based on the fair market value of the property as determined by a majority of the Directors (including a majority Of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if assets are acquired from a Director or an Affiliate of a Director, pursuant to Section 15 of this Article VII such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Director.

        Section 22.    Fiduciary Duty.    The Directors shall serve in a fiduciary capacity and shall have a fiduciary duty to the Stockholders of the Company.

Annex C-9

        Section 23.    Review of Investment Policies.    The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out. The Independent Directors shall review such policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.

        Section 24.    Limitation on Organization and Offering Expenses.    The Organization and Offering Expenses paid in connection with the Company's formation or the syndication or sale of the Shares shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in the Initial Public Offering, determined at the termination of the Initial Public Offering.

ARTICLE VIII
RESTRICTION ON TRANSFER,
ACQUISITION AND REDEMPTION OF SHARES

        Section 1.    Definitions.    For the purposes of this Article VIII, the following terms shall have the following meanings:

        "Beneficial Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

        "Beneficiary" shall mean the beneficiary of the Trust as determined pursuant to Section 15 of this Article VIII.

        "Equity Stock" shall mean any class of stock of the Company.

        "Existing Holder" shall mean: (i) any Person who is, or would be, upon the exchange of any security of the Company, the Beneficial Owner of Equity Stock in excess of the Ownership Limit both upon and immediately after the closing of the Initial Public Offering, so long as, but only so long as, such Person Beneficially Owns, or would Beneficially Own, upon the exchange of any security of the Company, Equity Stock in excess of the Ownership Limit; and (ii) any Person to whom an Existing Holder Transfers, subject to the limitations provided in this Article VIII Beneficial Ownership of Equity Stock causing such transferee to Beneficially Own Equity Stock in excess of the Ownership Limit.

        "Existing Holder Limit" (i) for any Existing Holder who is an Existing Holder by virtue of clause (i) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Beneficially Owned or which would be Beneficially Owned upon the exchange of any security of the Company by such Existing Holder upon and immediately after the date of the closing of the Initial Public Offering and, after any adjustment pursuant to Section 9 of this Article VIII, shall mean such percentage of the outstanding Equity Stock as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Transfers Beneficial Ownership of the Equity Stock or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section 9 of this Article VIII, shall mean such percentage of the outstanding Equity Stock as so adjusted. From the date of the Initial Public Offering and until the Restriction Termination Date,

Annex C-10

the Secretary of the Company shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

        "Initial Public Offering" means the sale of shares of Common Stock in a public offering pursuant to the Company's first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

        "Ownership Limit" shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the Company, and after any adjustment as set forth in Section 10 of this Article VIII, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

        "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participated in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock.

        "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock as defined in Section 3 of this Article VIII, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 2 of this Article VIII.

        "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock as defined below in Section 3 of this Article VIII, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 2 of this Article VIII.

        "Restriction Termination Date" shall mean the first day after the date of the Initial Public Offering on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

        "Transfer" shall mean any sale, issuance, transfer, gift, assignment, devise or other disposition of Equity Stock (including: (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock; (ii) the sale, transfer, assignment of other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of any security of the Company for Equity Stock; (iii) any transfer or other disposition of any interest in Equity Stock (as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record or beneficially (including but not limited to transfers of interests in other entities which result in changes in beneficial ownership of Equity Stock) and whether by operation of law or otherwise; and (iv) the issuance by the Company of Equity Stock. The terms "Transfers" and "Transferred" shall have the correlative meanings.

        "Trust" shall mean the trust created pursuant to Section 15 of this Article VIII.

        "Trustee" shall mean the Company as trustee for the Trust, and any successor trustee appointed by the Company.

        Section 2.    Ownership Limitation.

          (a)   ~~Except~~Subject to Section 20 of this Article VIII, except as provided in Section 12 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own shares of Equity Stock in

Annex C-11

  excess of the Ownership Limit and no Existing Holder shall Beneficially Own shares of Equity Stock in excess of the Existing Holder Limit for such Existing Holder.

          (b)   ~~Except~~Subject to Section 20 of this Article VIII, except as provided in Sections 9 and 12 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Equity Stock.

          (c)   ~~Except~~Subject to Section 20 of this Article VIII, except as provided in Sections 9 and 12 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Equity Stock in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Equity Stock.

          (d)   ~~Except~~Subject to Section 20 of this Article VIII, except as provided in Section 12 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock being beneficially owned (as provided in Section 856(a) of the Code) by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such shares of Equity Stock.

          (e)   ~~Except~~Subject to Section 20 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Company owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), shall be void ab initio as to the Transfer of the shares of Equity Stock which would cause the Company (i) to be "closely held" within the meaning of Section 856(h) of the Code; or (ii) otherwise to fail to qualify as a REIT, as the case may be; and the intended transferee shall acquire no rights in such shares of Equity Stock.

        Section 3.    Excess Stock.

          (a)   If, notwithstanding the other provisions contained in this Article VIII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Company such that any Person would Beneficially Own Equity Stock in excess of the applicable Ownership Limit or Existing Holder Limit, then, except as otherwise provided in Sections 9 and 12 of this Article VIII, such shares of Equity Stock in excess of such Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article VIII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

          (b)   If, notwithstanding the other provisions contained in this Article VIII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Company which, if effective,

Annex C-12

  would cause the Company to become "closely held" within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Transferred which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Article VIII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

        Section 4.    Prevention of Transfer.     ~~If~~ Subject to Section 20 of this Article VIII, if the Board of Directors or its designee shall at any time determine in good faith that a purported Transfer has taken place in violation of Section 2 of this Article VIII, or that a Person intends to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Beneficial Ownership of any shares of stock of the Company in violation of Section 2 of this Article VIII, the Board of Directors or its designee shall take such action as it deems advisable to enforce this Article VIII by refusing to give effect to or to prevent such proposed or purported Transfer, including, but not limited to, refusing to give effect to any purported Transfer on the books of the Company or instituting proceedings to enjoin any proposed Transfer; provided, however, that any purported Transfers in violation of Sections 2(ii), (iii), (iv) and (v) of this Article VIII shall automatically result in the designation and treatment described in Section 3 of this Article VIII, irrespective of any action (or non-action) by the Board of Directors.

        Section 5.    Notice to the Company.    Any Person who purports to acquire shares in violation of Section 2 of this Article VIII, or any Person who is a Purported Beneficial Transferee or a Purported Record Transferee such that Excess Stock results under Section 3 of this Article VIII, shall immediately give notice to the Company or, in the event of a proposed Transfer, give at least 15 days prior written notice to the Company of such proposed Transfer and in either event, shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such purported or proposed Transfer on the Company's status as a REIT.

        Section 6.    Information for the Company.    From the date of the Initial Public Offering and prior to the Restriction Termination Date:

          (a)   Every Beneficial Owner of more than 9.8% (or such other percentage, between 0.5% and 9.8%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the Company shall, within 30 days after January 1 of each year, give written notice to the Company stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Each such Beneficial Owner shall provide to the Company such additional information as the Company may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Company's status as a REIT.

          (b)   Each Person who is a Beneficial Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner shall provide to the Company such information that the Company may reasonably request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

        Section 7.    Other Action by the Board.    Nothing contained in this Article VIII, shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company's status as a REIT.

        Section 8.    Ambiguities.    In the case of an ambiguity in the application of any of the provisions of this Article VIII, including any definition contained in Section 1, the Board of Directors shall have the

Annex C-13

power to determine the application of the provisions of this Article VIII, with respect to any situation based on the facts known to it.

        Section 9.    Modification of Existing Holder Limits.    The Existing Holder Limits may be modified as follows:

          (a)   Subject to the limitations provided in Section 11 of this Article VIII, the Board of Directors of the Company may grant stock options which result in Beneficial Ownership of Equity Stock by an Existing Holder pursuant to a stock option plan approved by the Board of Directors and/or the stockholders of the Company. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 11 of this Article VIII to permit the Beneficial Ownership of the shares of Equity Stock issuable upon the exercise of such stock option.

          (b)   Subject to the limitations provided in Section 11 of this Article VIII, an Existing Holder may elect to participate in a dividend reinvestment program approved by the Board of Directors of the Company which results in Beneficial Ownership of Equity Stock by such participating Existing Holder wherein those Existing Holders holding Equity Stock are entitled to purchase additional Equity Stock. Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 11 to permit Beneficial Ownership of the shares of Equity Stock acquired as a result of such participation.

          (c)   The Board of Directors will reduce the Existing Holder Limit for any Existing Holder after any Transfer permitted in this Article VIII by such Existing Holder by the percentage of the outstanding Equity Stock so Transferred or after the lapse (without exercise) of a stock option described in Section 9(i)) of this Article VIII by the percentage of the Equity Stock that the stock option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

          (d)   Subject to the limitations provided in Section 11 of this Article VIII, the Board of Directors may grant a waiver of the Ownership Limit of Existing Holder Limit pursuant to Section 12 of this Article VIII. Any such waiver shall increase (or create) the Existing Holder Limit for such Person to the extent of the waiver of the proposed or purported Transfer.

        Section 10.    Increase in Ownership Limit.    Subject to the limitations provided in Section 11 of this Article VIII and Section 6 of Article VIII, the Board of Directors may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately.

        Section 11.    Limitations on Changes in Existing Holder and Ownership Limits.

          (a)   Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Common Stock (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 50.0% in number or value of the outstanding shares of Equity Stock.

          (b)   Prior to the modification of any Existing Holder Limit or Ownership Limit pursuant to Section 9 or 10 of this Article VIII, the Board of Directors of the Company may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.

          (c)   No Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

Annex C-14

        Section 12.    Waivers by Board.    The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a transferee of a purported Transfer or a proposed Transfer which, if consummated, would result in the intended transferee Beneficially Owning shares in excess of Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Directors may direct, may waive the Ownership Limit or the Existing Holder Limit, as the case may be with respect to such transferee.

        Section 13.    Legend.    Each certificate for shares of Equity Stock shall bear substantially the following legend:

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Company's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to these Articles of the Company, no Person may Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Person is an Existing Holder). Any Person who purports or proposes to Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Person is an Existing Holder) is in violation of the restrictions on transfer and any securities so transferred shall be designated as Excess Stock and held in trust by the Company. Any Person who purports or proposes to Beneficially Own shares of Equity Stock in excess of the above limitations must notify the Company in writing immediately, in the case of a purported Transfer, and at least 15 days prior to a proposed Transfer. All capitalized terms in this legend have the meanings defined in these Articles of the Company, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Company.

        Section 14.    Severability.    If any provision of this Article VIII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

        Section 15.    Trust for Excess Stock.    Upon any purported Transfer that results in Excess Stock pursuant to Section 3 of this Article VIII, such Excess Stock shall be deemed to have been transferred to the Company, as Trustee of a Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 18 of this Article VIII. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock upon the terms specified in Section 18 of this Article VIII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 18 of this Article VIII.

        Section 16.    No Distributions for Excess Stock.    The holder of any Excess Stock or any beneficiary of the Trust established pursuant to Section 15 of this Article VIII shall not be entitled to any distributions (whether as dividends or as distributions upon liquidation, dissolution or winding up). Any dividend or distribution paid prior to the discovery by the Company that the shares of Equity

Annex C-15

Stock have been Transferred so as to be deemed Excess Stock shall be repaid to the Company upon demand.

        Section 17.    No Voting Rights for Excess Stock.    The Purported Record Transferee of shares of Excess Stock shall not be entitled to vote on any matter with respect to those shares of Excess Stock.

        Section 18.    Non-Transferability of Excess Stock.    Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer to a purported Record Transferee that resulted in the Excess Stock), if: (i) the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary; and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (a) the price per share such Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (b) if the Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Equity Stock and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such shares of Equity Stock would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 19 of this Article VIII.

        Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under this Section 18 of this Article VIII, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to immediately pay, such excess to the Company. If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

        Section 19.    Call by Company on Excess Stock.    Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price of the Equity Stock to which such Excess Stock relates on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of 90 days after the later of: (i) the date of the Transfer which resulted in such Excess Stock; and (ii) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Company does not receive a notice of such Transfer pursuant to Section 5 of this Article VIII but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 18 of this Article VIII.

        Section 20.    Settlement.    Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system.

Annex C-16

ARTICLE IX
INVESTMENT RESTRICTIONS

        The investment policies set forth in this Article IX shall be approved by a majority of the Independent Directors. Subject to the restrictions contained herein, such Independent Directors may alter the investment policies if they determine that such change is in the best interests of the Company. The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.

        In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company's objective to qualify as a REIT, the Company will observe the following restrictions on its investments.

          (a)   Not more than 10% of the Company's total assets will be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real properties" does not include properties under construction, under contract for development or plan for development within one year;

          (b)   The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

          (c)   The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which the majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

          (d)   The Company may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

          (e)   The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of any Director or Affiliates thereof;

          (f)    The Company shall not invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with any Directors or Affiliates thereof are subject to the restrictions on joint venture investments. Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company;

          (g)   The Company shall not issue: (i) redeemable equity securities; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Shares to any Directors, or their Affiliates except on the same terms as sold to the

Annex C-17

  general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include securities that in the judgment of the Independent Directors have a market value not less than the value of such option on the date of grant); options or warrants issuable to Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Shares on the date of grant of any options or warrants; or (d) issue Shares on a deferred payment basis or similar arrangement;

          (h)   To the extent the Company invests in real property, a majority of the Directors shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Directors determine, or if the real property is acquired from any Director, or Affiliates thereof, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors;

          (i)    The Company may not invest in indebtedness (herein called "Junior Debt") secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called "Senior Debt"), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements would be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation);

          (j)    Engage in trading, as compared with investment activities; and

          (k)   Engage in underwriting or the agency distribution of securities issued by others.

ARTICLE X
ACCESS TO RECORDS

        Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company's books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of Shares held by each of them (the "Stockholder List") shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders' voting rights under these Articles and the exercise of Stockholders' rights under federal proxy laws. If the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and these Articles, the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the

Annex C-18

Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

ARTICLE XI
REPORTS AND MEETINGS

        Each year, within 120 days after the close of its fiscal year, an annual report of the Company will be submitted to each Stockholder concerning its operations for each prior fiscal year ending after the Initial Public Offering which contains financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants. The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the Total Operating Expenses of the Company stated as a percentage of Average Invested Assets and as a percentage of Net Income; (iii) a report from the Independent Directors that the policies being followed by the Company are in the best interests of the Stockholders, and the basis for such determination; and (iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors and any Affiliates thereof occurring in the year for which the annual report is made. Independent Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be mailed or delivered to each Stockholder as of a record date after the end of such fiscal year. There shall be an annual meeting of the Stockholders of the Company upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors, including the Independent Directors, are required to take reasonable steps to insure that the requirements of this Article XI are met.

ARTICLE XII
CONVERSION TRANSACTIONS

        Notwithstanding any provision to the contrary in these Articles, and subject to the restrictions on Roll-Ups described in Article XIII, Stockholders representing 66% in interest of the Shares and all the Independent Directors must approve certain exchange offers, mergers, consolidations or similar transactions involving the Company in which the Stockholders receive securities in a surviving entity having a substantially longer duration or materially different investment objectives and policies, or that provides significantly greater compensation to management from that which is described in the Prospectus, except for any such transaction effected because of changes in applicable law, or to preserve tax advantages for a majority in interest of the Stockholders. Standards such as "substantially longer life," "materially different investment objectives and policies" or "provides significantly greater compensation to management" are not defined and their application will be resolved by the Directors (a majority of whom are independent).

ARTICLE XIII
ROLL-UPS

        Section 1.    Appraisal.    An appraisal of all of the Company's assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state

Annex C-19

regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity's Shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Company's assets shall be appraised in a consistent manner. The appraisal shall: (a) be based on an evaluation of all relevant information; (b) indicate the value of the Company's assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and (c) assume an orderly liquidation of the Company's assets over a12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

        Section 2.    Stockholder Options.    Stockholders who vote "no" on the proposed Roll-Up shall have the choice of: (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (b) one of either; (i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or (ii) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

        Section 3.    Restrictions.    The Company may not participate in any proposed Roll-Up which would: (a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles; (b) result in the Stockholders having voting rights that are less than those provided in these Articles; (c) result in the Stockholders having greater liability than as provided in these Articles; (d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles; (e) result in the Stockholders having access to records that are more limited than those provided in these Articles; (f) include provisions which would operate to materially impede or frustrate the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity); (g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of Shares held by that investor; (h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or (i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by the Stockholder; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in these Articles, with the prior approval of a majority of the Stockholders.

ARTICLE XIV
AMENDMENTS

        The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any shares of outstanding stock. Without concurrence of a majority of the outstanding Shares, the Directors may not: (a) amend the Articles, except for amendments which do not adversely affect the rights, preferences and privileges of the Stockholders, including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (b) sell all or substantially all of the Company assets other than in the ordinary course of the Company's business or in connection with liquidation and dissolution; (c) cause a merger or other reorganization of the Company; or (d) dissolve or liquidate the Company, other than before the initial investment in a property by the Company. For purposes of the above provision, a sale of all or substantially all of the Company assets shall mean the sale of two-thirds or more of the Company's assets based on the total number of properties or the current fair market value of these assets.

Annex C-20

ARTICLE XV
LIMITATION OF LIABILITY

        To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Article XV, nor the adoption or amendment of any other provision of these Articles or of the Bylaws, as amended, of the Company inconsistent with this Article XV, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption,

        THIRD:    The amendment to and restatement of the charter of the ~~Corporation~~Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the ~~Corporation as required by law.~~Company as required by law. Immediately before this amendment and restatement, the total number of shares of stock that the Company had authority to issue was one hundred million (100,000,000) shares of common stock, $0.01 par value per share (which is the same per-share par value of the stock of the Company as of the filing and acceptance of these Fourth Articles of Amendment and Restatement) and six million (6,000,000) shares of preferred stock, $0.01 par value per share (which is the same per-share par value of the stock of the Company as of the filing and acceptance of these Fourth Articles of Amendment and Restatement). The pre-amendment and restatement aggregate par value of all authorized shares having a par value was one million sixty thousand dollars ($1,060,000.00). The number of shares of each class, the par value of the shares of stock of each class, and the aggregate par value of all the shares of all classes, upon the effectiveness of this amendment and restatement of the charter, is set forth in Section 1 of Article IV.

        FOURTH:    The current address of the principal office of the ~~Corporation is as~~Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

        FIFTH:    The name and address of the ~~Corporation~~Company's current resident agent is ~~as~~ set forth in Article III of the foregoing amendment and restatement of the charter.

        SIXTH:    The number of directors of the ~~Corporation~~Company and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

        ~~,~~SEVENTH:    The undersigned President of Inland Real Estate Corporation acknowledges these Fourth Articles of Amendment and Restatement to be the corporate act of ~~said corporation and further certifies~~the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information~~,~~ and belief, ~~the~~these matters and facts ~~set forth therein with respect to the approval thereof~~ are true in all material respects~~,~~ and that this statement is made under the penalties of perjury.

        ~~[BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]~~

[The remainder of this page intentionally blank]

Annex C-21

        ~~IN WITNESS WHEREOF, THE UNDERSIGNED, President of Inland Real Estate Corporation, who executed on behalf of said corporation, the foregoing Third Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Third~~

        IN WITNESS WHEREOF, the Company has caused these Fourth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [    ] day of [                   ], 2005.

INLAND REAL ESTATE CORPORATION
By:
Name:	Robert D. Parks
Title:	President and Chief Executive Officer
ATTEST: INLAND REAL ESTATE CORPORATION
By:
Name:	David J. Kayner
Title:	Secretary
~~/s/ Norbert Treonis~~
~~Norbert Treonis, President and Chief Executive Officer~~
~~ATTEST: Inland Real Estate Corporation~~
~~/s/ Samuel A. Orticelli~~
~~Samuel A. Orticelli, Secretary and General Counsel~~

Annex C-22

INLAND REAL ESTATE CORPORATION
2901 Butterfield Road
Oak Brook, Illinois 60523
This Proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Robert D. Parks and David J. Kayner, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the Common Stock of Inland Real Estate Corporation held of record by the undersigned at the close of business on April 20, 2005, at the Annual Meeting of Stockholders when convened on June 23, 2005 and at any postponements or adjournments thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any postponements or adjournments thereof, the Proxies are authorized, in their discretion, to vote on the matter.

[To vote electronically, go to www.                        . To vote by phone, please dial                         . Please refer to the bottom of this proxy card for your Proxy Account Number and PIN.]

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

1.	Elect the following nine individuals to serve as directors, including five independent directors, until the next annual meeting of Stockholders or otherwise as provided in our governing documents.
	FOR	AGAINST	WITHHOLD AUTHORITY		FOR	AGAINST	WITHHOLD AUTHORITY
Roland W. Burris	[ ]	[ ]	[ ]	Heidi N. Lawton	[ ]	[ ]	[ ]
Thomas P. D'Arcy	[ ]	[ ]	[ ]	Thomas H. McAuley	[ ]	[ ]	[ ]
Daniel L. Goodwin	[ ]	[ ]	[ ]	Thomas R. McWilliams	[ ]	[ ]	[ ]
Joel G. Herter	[ ]	[ ]	[ ]	Robert D. Parks	[ ]	[ ]	[ ]
				Joel D. Simmons	[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.	[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
3.	Approve the 2005 Equity Award Plan.	[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
4.	Approve amendments to Article VI of our Third Articles of Amendment and Restatement to increase the number of shares of common stock authorized for issuance from 100.0 million shares to 500.0 million shares.	[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
5.	Approve amendments to Article VIII of our Third Articles of Amendment and Restatement to clarify that restrictions on ownership do not, and cannot in any way, impede settlement of trades in our common stock.	[ ]	[ ]	[ ]

Signature of Stockholder	Dated:
Signature, if held jointly	Dated:
Signature, if held jointly	Dated:
Signature, if held jointly	Dated:
Signature, if held jointly	Dated:

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. Please sign, date and return this proxy card promptly using the enclosed envelope.

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING
STOCK OWNERSHIP
CORPORATE GOVERNANCE PRINCIPLES
PROPOSAL NO. 1—ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
PROPOSAL NO. 2—RATIFY APPOINTMENT OF KPMG LLP
PROPOSAL NO. 3—APPROVAL OF 2005 EQUITY AWARD PLAN
PROPOSAL NO. 4—AMENDMENT TO THE ARTICLES
PROPOSAL NO. 5—AMENDMENT TO THE ARTICLES
PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCKHOLDER PROPOSALS
  ANNEX A—INLAND REAL ESTATE CORPORATION GUIDELINES ON CORPORATE GOVERNANCE
  ANNEX B—INLAND REAL ESTATE CORPORATION 2005 EQUITY AWARD PLAN
  ANNEX C—PROPOSED AMENDMENTS TO THIRD ARTICLES OF AMENDMENT AND RESTATEMENT